                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                  KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                  KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

IMPORTANT NEWS



FOR KEMPER MUTUAL FUND SHAREHOLDERS                                  JULY 1995



While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of major matters to be voted upon.



                            Q & A QUESTIONS AND ANSWERS



Q.   WHAT IS HAPPENING?
A. Kemper Corporation -- not your fund -- has agreed to be acquired by an investor group led by Zurich Insurance Company through a merger. Zurich is an internationally recognized market leader in life and non-life insurance and reinsurance and is increasingly involved in the financial services industry. As part of the merger, your fund's investment manager, Kemper Financial Services, Inc. (KFS), will be sold to a subsidiary of Zurich. In order for KFS to serve as investment manager of your fund after the merger, it is necessary for your fund to approve a new investment management agreement.

     The following pages elaborate on Zurich, the proposed new investment management agreement and the fund board's evaluation of Zurich's plans for KFS. A vote is also being sought on a Rule 12b-1 plan* (the provisions of which are the same as in the current Rule 12b-1 plan) for the Class B shares and Class C shares of each fund, the election of trustees to the Board of Trustees and the selection of independent auditors.

Q.   WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT
     AGREEMENT?
A. The Investment Company Act of 1940 requires a vote whenever there is a change in control of an investment manager. Kemper Corporation's merger with Zurich is such a change of control and requires a fund shareholder vote upon a new investment management agreement with each fund. A vote upon the Rule 12b-1 distribution plan with each fund, by shareholders of Class B and Class C shares only, is also required.

Q.   WHAT HAPPENED WITH KEMPER CORPORATION'S INTENTION LAST YEAR TO MERGE
     WITH CONSECO, INC.?
A.   The agreement was terminated by mutual consent of Kemper and Conseco.




* Rule 12b-1 of the Investment Company Act of 1940 specifies the terms that an investment company (mutual fund) must comply with when using fund assets to pay for the distribution of fund shares. Kemper Distributors, Inc., the principal underwriter and distributor for each fund, distributes each fund's Class B and Class C shares according to a Rule 12b-1 plan.



                                [KEMPER LOGO]

Q.   HOW WILL THE KEMPER/ZURICH MERGER AFFECT ME AS A FUND SHAREHOLDER?
A. Your fund and your fund investment will not change. You will still own the same shares in the same fund.

     The terms of the new management agreement are the same as the current management agreement. If the new investment management agreement and Rule 12b-1 plans are approved, your fund shares will not change, the advisory fees charged to your fund will not change, and the fee rate payable under your fund's 12b-1 plan will not change.

     Zurich has committed to provide all resources necessary to provide your fund with top quality investment management and shareholder services.

Q.   WILL THE INVESTMENT ADVISORY AND RULE 12b-1 FEES BE THE SAME?
A. Yes, the investment advisory and Rule 12b-1 fees paid by your fund will remain the same.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the board members of your fund, including the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q.   WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY
     SOLICITATION?
A. Kemper Corporation and Zurich Insurance Company -- not your fund -- are solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?
A.   Please call Kemper Shareholder Services at 1-800-621-1048.



                              ABOUT THE PROXY CARD



          [Illustration of front of a proxy card, without actual text of the proposals to be voted upon]



Because each fund must vote separately, you are being sent a proxy card for each fund account that you have. Please vote all issues shown on each proxy card that you receive.



Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of trustees), mark "For All," "Withhold All" or "For All Except". If you mark an X in the "For All Except" box, you should print the number(s) relating to the individual(s) for whom you wish to withhold authority. On all other items, mark "For", "Against" or "Abstain". Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the card, must sign the card. If you are signing for a corporation, trust or estate, please indicate your title or position.



                THANK YOU FOR MAILING YOUR PROXY CARD PROMPTLY!

KEMPER MUTUAL FUNDS

120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
TELEPHONE 1-800-621-1048

                                                                    July 7, 1995

Dear Kemper Mutual Fund Shareholder:


  As you read in the Questions and Answers (Q & A) on the outside cover, Kemper Corporation has agreed to be acquired by an investor group led by Zurich Insurance Company through a merger. Zurich is an internationally recognized market leader in life and non-life insurance and reinsurance and is increasingly involved in the financial services industry. (More information about Zurich can be found inside the proxy statement.)


  We're sending this proxy statement to you because your vote is important to the planned Kemper merger. Your fund's investment manager, Kemper Financial Services, Inc. (KFS), is a subsidiary of Kemper Corporation. Because of the Zurich/Kemper merger, it is necessary for your fund to approve a new investment management agreement and the adoption of new Rule 12b-1 Plans for Class B and Class C shares.

  As you review these materials, please keep in mind that Kemper Corporation and KFS -- NOT YOUR FUND -- are being acquired by Zurich. If the new investment management agreement and Rule 12b-1 Plans are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE, AND THE FEE RATE PAYABLE UNDER YOUR FUND'S RULE 12B-1 PLAN WILL NOT CHANGE. Further, you should continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

  Your Fund Board has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

  As always, we thank you for your confidence and support.

Sincerely,

Stephen B. Timbers

President

KEMPER MUTUAL FUNDS
120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
TELEPHONE 1-800-621-1048

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 19, 1995 AND PROXY STATEMENT
                                                                    July 7, 1995

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Kemper Mutual Funds (each a "Fund" and collectively the "Funds"):

  KEMPER TECHNOLOGY FUND ("KTEC")
  KEMPER TOTAL RETURN FUND ("KTRF")
  KEMPER GROWTH FUND ("KGF")
  KEMPER SMALL CAPITALIZATION EQUITY FUND ("KSCF")
  KEMPER INCOME AND CAPITAL PRESERVATION FUND ("KICPF")
  KEMPER NATIONAL TAX-FREE INCOME SERIES ("KNTIS")
  KEMPER DIVERSIFIED INCOME FUND ("KDIF")
  KEMPER HIGH YIELD FUND ("KHYF")
  KEMPER U.S. GOVERNMENT SECURITIES FUND ("KGSF")
  KEMPER INTERNATIONAL FUND ("KIF")
  KEMPER STATE TAX-FREE INCOME SERIES ("KSTIS")
  KEMPER PORTFOLIOS ("KP")
  KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND ("KARGF")
  KEMPER BLUE CHIP FUND ("KBCF")
  KEMPER GLOBAL INCOME FUND ("KGIF")

The meeting will be held in Room 17L on the 17th Floor at the offices of the Funds, 120 South LaSalle Street, Chicago, Illinois on Tuesday, September 19, 1995 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1. To elect nine (9) Trustees to the Board of Trustees.

     2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

     3. To approve or disapprove a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement.


     4. For Class B and Class C shareholders only, to approve or disapprove a new Rule 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan.


The Board of Trustees of each Fund has selected the close of business on June 23, 1995 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

- --------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
- --------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Tuesday, September 19, 1995, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about July 7, 1995.

THE SERIES FUNDS. Each of KNTIS, KSTIS and KP is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

     The series of KSTIS are: Kemper California Tax-Free Income Fund ("KCATF"); Kemper New York Tax-Free Income Fund ("KNYTF"); Kemper Florida Tax-Free Income Fund ("KFLTF"); Kemper Texas Tax-Free Income Fund ("KTXTF"); Kemper Ohio Tax-Free Income Fund ("KOHTF"); Kemper Michigan Tax-Free Income Fund ("KMITF"); Kemper New Jersey Tax-Free Income Fund ("KNJTF"); and Kemper Pennsylvania Tax-Free Income Fund ("KPATF").

     The series of KNTIS are Kemper Municipal Bond Fund ("KMBF") and Kemper Intermediate Municipal Bond Fund ("KIMBF").

     The series of KP are: Kemper Cash Reserves Fund ("KCRF"); Kemper U.S. Mortgage Fund ("KUSMF"); and Kemper Short-Intermediate Government Fund ("KSIGF").

Each Fund (and each series of each series company) is divided into four classes of shares, including Class A Shares, Class B Shares, Class C Shares and, except for KSTIS, Class I Shares. (As of May 31, 1995, no Class I shares of any Fund are outstanding except for KHYF). Shares of each class represent a proportionate interest in that class.

The shareholders of each Fund are being asked to vote on four items. On Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), each Fund will vote in the aggregate and not by series or class. On Item 3 (approval of new investment management agreement), each Fund will vote in the aggregate except, in the case of KNTIS, KSTIS, and KP, each series will vote separately. On Item 4 (approval of new Rule 12b-1 Plan), the Class B Shares and the Class C Shares of each Fund (or in the case of KNTIS, KSTIS and KP, of each series) will each vote separately. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

                 ITEM                    CLASS A    CLASS B    CLASS C    CLASS I
- --------------------------------------   -------    -------    -------    -------
1. Elect Trustees.....................       X          X          X          X
2. Ratify Selection of Auditors.......       X          X          X          X
3. Approval of New Investment
   Management Agreement...............       X          X          X          X
4. Approval of New Rule 12b-1 Plan....                  X          X

The Board of each Fund has fixed the close of business on June 23, 1995 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of May 31, 1995, KHYF had 1,285,559 Class I Shares issued and outstanding; each Fund had Class A, Class B and Class C Shares issued and outstanding as follows:

          FUND                CLASS A          CLASS B         CLASS C
- -------------------------   -----------      -----------      ---------
KTEC.....................    65,999,043        1,823,574         63,730
KTRF.....................   174,514,632      112,081,398        377,942
KGF......................   109,953,700       50,176,134        252,373
KSCF.....................    83,098,067       30,138,337        303,484
KICPF....................    60,572,804        3,791,575         96,958
KNTIS
  KMBF...................   351,777,124        2,907,496         89,434
  KIMBF..................     1,011,674       27,082,888         68,375
KDIF.....................    82,942,506       45,111,364         23,474
KHYF.....................   307,858,387      130,866,894      1,686,933
KGSF.....................   545,198,365        4,023,149        205,832
KIF......................    33,264,070        3,468,149        155,701
KSTIS
  KCATF..................   150,892,011        1,336,293         23,474
  KNYTF..................    29,691,967          300,471         16,944
  KFLTF..................    11,576,682          182,621          3,685
  KTXTF..................     1,396,150           34,588         44,369
  KOHTF..................     2,646,775          415,763         15,685
  KMITF..................       158,849           61,121         12,196
  KNJTF..................       215,161          126,358         13,711
  KPATF..................        68,900           71,132         11,865
KP
  KCRF...................    37,403,489      174,894,317      1,967,898
  KUSMF..................   284,357,246      226,257,486        153,402
  KSIGF..................     3,474,230       27,082,888        313,621
KARGF....................    17,151,159          598,964         78,561
KBCF.....................    10,832,430          595,240         43,680
KGIF.....................    12,223,907        5,560,490         12,202

ITEM 1. ELECTION OF BOARD OF TRUSTEES


At the Meeting, nine (9) trustees are to be elected to constitute the Board of each Fund. All the nominees (except for Mr. Mathis and Ms. Peterson) were elected to the Board of each Fund except KP at a special meeting of shareholders held on May 25, 1994. All the nominees (except Messrs. Mathis and Timbers and Ms. Peterson) were elected to the Board of KP at a special meeting of shareholders held on July 30, 1991. Mr. Mathis was appointed to each Board on March 11, 1995 to fill a vacancy and Ms. Peterson was appointed to each Board on June 15, 1995 to fill a vacancy created by an expansion of the size of the Board to nine (9) from eight (8) trustees. Mr. Timbers was appointed to the Board of KP on January 23, 1992 to fill a vacancy created by an expansion of the size of the Board. Mr. Mathis and Ms. Peterson are standing for election by each

Fund's shareholders and Mr. Timbers is standing for election by KP's shareholders for the first time at the Meeting.

It is intended that the proxies will be voted for the election of the nominees described below. Each trustee so elected will serve as a trustee of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"). Since the Funds do not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

   NAME (DATE OF BIRTH), PRINCIPAL            YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                  A TRUSTEE
- -------------------------------------   -----------------------------
David W. Belin (6/20/28)                1976 -- KNTIS; 1977 -- KDIF,
  Member, Belin Harris Lamson           KGF, KHYF, KICPF, KSCF, KTEC,
  McCormick, P.C., Attorneys            KTRF; 1979 -- KGSF; 1981 --
                                        KIF; 1982 -- KP; 1983 --
                                        KSTIS; 1987 -- KARGF, KBCF;
                                        1989 -- KGIF;
Lewis A. Burnham (1/8/33)               1977 -- KDIF, KGF, KHYF,
  Partner, Business Resources Group;    KICPF, KNTIS, KSCF, KTEC,
  formerly, Executive Vice President,   KTRF; 1979 -- KGSF; 1981 --
  Anchor Glass Container Corporation    KIF; 1982 -- KP; 1983 --
                                        KSTIS; 1987 -- KARGF, KBCF;
                                        1989 -- KGIF;
Donald L. Dunaway (3/8/37)              1980 -- KDIF, KGSF, KGF,
  Retired; formerly, Executive Vice     KHYF, KICPF, KNTIS, KSCF,
  President, A. O. Smith Corporation    KTEC, KTRF; 1981 -- KIF; 1982
                                        -- KP; 1983 -- KSTIS; 1987 --
                                        KARGF, KBCF; 1989 -- KGIF;
Robert B. Hoffman (12/11/36)            1981 -- KDIF, KGSF, KGF,
  Senior Vice President and Chief       KHYF, KICPF, KIF, KNTIS,
  Financial Officer, Monsanto           KSCF, KTEC, KTRF; 1982 -- KP;
  Company; formerly Vice President,     1983 -- KSTIS; 1987 -- KARGF,
  FMC Corporation; prior thereto,       KBCF; 1989 -- KGIF;
  Director, Executive Vice President
  and Chief Financial Officer, Staley
  Continental, Inc.
Donald R. Jones (1/17/30)               1988 -- KARGF, KBCF, KDIF,
  Retired; Director, Motorola, Inc.;    KGSF, KGF, KHYF, KICPF, KIF,
  formerly, Executive Vice President    KNTIS, KSCF, KSTIS, KTEC,
  and Chief Financial Officer,          KTRF, KP; 1989 -- KGIF;
  Motorola, Inc.

   NAME (DATE OF BIRTH), PRINCIPAL            YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                  A TRUSTEE
- -------------------------------------   -----------------------------


David B. Mathis* (4/13/38)              1995 -- All Funds
  Chairman, Chief Executive Officer
  and Director, Kemper Corporation;
  Director, Kemper Financial
  Services, Inc. ("KFS"), Kemper
  Financial Companies, Inc. ("KFC"),
  several other Kemper Corporation
  subsidiaries, IMC Global Inc. and
  Lumbermens Mutual Casualty Company.
Shirley D. Peterson (9/3/41)            1995 -- All Funds
  President, Hood College; formerly
  partner, Steptoe & Johnson
  (attorneys) January, 1993 -
  December, 1994, prior thereto,
  Commissioner, Internal Revenue
  Service, February, 1992 - January,
  1993; prior thereto, Assistant
  Attorney General, U. S. Department
  of Justice.
William P. Sommers (7/22/33)            1979 -- KDIF, KGF, KHYF,
  President and Chief Executive         KNTIS, KSCF, KTEC, KTRF; 1981
  Officer, SRI International;           -- KGSF, KICPF, KIF; 1982 --
  formerly, Executive Vice President,   KP; 1983 -- KSTIS; 1987 --
  Iameter; prior thereto, Senior Vice   KARGF, KBCF; 1989 -- KGIF;
  President and Director, Booz, Allen
  & Hamilton, Inc. (Retired);
  Director, Rohr, Inc.; Therapeutic
  Discovery Corp.; and Litton
  Industries.
Stephen B. Timbers* (8/8/44)            1992 -- All Funds
  President, Chief Operating Officer,
  and Director, Kemper Corporation;
  Chairman, Chief Executive Officer,
  Chief Investment Officer and
  Director, KFS; Director, KFC,
  several other Kemper Corporation
  subsidiaries, Gillett Holdings,
  Inc. and LTV Corporation.


- ---------------
* Interested persons of the Funds as defined in the Investment Company Act of 1940 ("1940 Act") because of their positions with KFS, the investment manager of the Funds.

All the nominees, except Messrs. Mathis and Timbers and Ms. Peterson, serve as board members of 21 Kemper Funds. Mr. Mathis serves as a board member of 28 Kemper Funds, Mr. Timbers serves as a board member and president of 31 Kemper Funds and Ms. Peterson serves as a board member of 18 Kemper Funds. Mr. Mathis has been nominated to serve as a board member of 31 Kemper Funds and Ms. Peterson has been nominated to serve as a board member of 21 Kemper Funds. A "Kemper Fund" is an investment company for which KFS serves as investment manager.

The Board of Trustees of each Fund has a nominating committee, the members of which are Messrs. Burnham, Jones and Sommers. It proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. The nominating committee met two times during each Fund's most recently completed fiscal year. Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the applicable Fund.

Each Fund's audit committee is composed of Messrs. Dunaway, Hoffman and Jones. The audit committee met two times during each Fund's most recently completed fiscal year. The audit committee of each Fund makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters and performs such other tasks as the Board of Trustees of that Fund assigns.

The Board of each Fund met nine times during the Fund's most recently completed fiscal year. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he was a member that were held during that period.

Each Fund pays trustees who are not interested persons of such Fund a monthly retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, the trustees currently serve as trustees of various investment companies for which KFS serves as investment manager. Trustees or officers who are "interested persons" receive no compensation from any Fund.


The tables below show, for each trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued by each Fund for its most recently completed fiscal year and the total compensation that Kemper Funds paid to each trustee during the calendar year 1994. The trustees do not receive any pension or retirement benefits from any Fund.


      NAME OF TRUSTEE         KTEC    KTRF     KGF    KSCF    KICPF   KNTIS   KDIF    KHYF     KGSF
- ---------------------------- ------   -----   -----   -----   -----   -----   -----   -----   ------
David W. Belin(1)........... $3,900   6,000   5,800   3,400   3,400   7,800   3,500   6,500   10,200
Lewis A. Burnham............  3,000   4,900   5,000   2,700   2,800   6,600   2,600   5,400    8,600
Donald L. Dunaway(1)........  3,900   6,200   6,100   3,500   3,500   8,200   3,400   6,900   10,700
Robert B. Hoffman...........  2,900   4,800   4,800   2,600   2,700   6,300   2,500   5,300    8,300
Donald R. Jones.............  3,100   5,100   5,200   2,900   2,900   6,800   2,700   5,600    9,000
William P. Sommers..........  2,800   4,600   4,700   2,600   2,600   6,300   2,400   5,000    8,100

                                                                                      TOTAL
                                                                                   COMPENSATION
                                                                                      KEMPER
                                                                                      FUNDS
                                                                                     PAID TO
        NAME OF TRUSTEE            KIF     KSTIS    KP     KARGF   KBCF    KGIF    TRUSTEES(2)
- --------------------------------  ------   -----   -----   -----   -----   -----   ------------
David W. Belin(1)...............  $2,500   5,200   7,100   1,900   1,800   1,800     $112,200
Lewis A. Burnham................   1,900   4,500   6,800   1,700   1,700   1,600       90,100
Donald L. Dunaway(1)............   2,500   5,400   7,700   2,000   2,000   2,000      115,400
Robert B. Hoffman...............   1,900   4,200   6,400   1,600   1,700   1,500       87,400
Donald R. Jones.................   2,000   4,600   7,000   1,800   1,800   1,600       94,300
William P. Sommers..............   1,800   4,400   7,000   1,700   1,600   1,500       84,100


- ---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund -- Money Market Portfolio.


(2) Includes compensation for service on the boards of 23 Kemper Funds (including two Kemper Funds no longer in existence). Also includes amounts for new portfolios estimated as if they had existed at the beginning of the year. Ms. Peterson was appointed to the Boards on June 15, 1995; and therefore, is not included in the above tables.


FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms as Fund officers indicated, is set forth below (other than information about Mr. Timbers, president of each Fund since 3/11/95, which is reflected above).

J. Patrick Beimford, Jr. (5/25/50), vice president of KGSF since 2/20/81, KSTIS since 1/23/84, KNTIS since 1/20/87, KARGF since 1/23/92, and KDIF, KGIF, KHYF, KP and KICPF since 1/21/93, is executive vice president and director of fixed income investments of KFS.


Elizabeth A. Byrnes (2/8/57), vice president of KARGF since 7/13/94, is first vice president of KFS.



Tracy M. Chester (9/27/54), vice president of KBCF since 12/8/94, is senior vice president of KFS since September 1994; prior thereto, senior vice president and portfolio manager of an investment management company; prior thereto, managed private accounts.


Philip J. Collora (11/15/45), vice president of KP since 1/28/86, KTEC, KTRF, KGF, KSCF, KICPF, KNTIS, KDIF, KHYF, KGSF, KIF, KSTIS, and KBCF since 1/17/89, KARGF since 5/28/87 and KGIF since 7/25/89, and secretary of each Fund since 1/25/95, is senior vice president and assistant secretary of KFS.

C. Beth Cotner (12/20/52), vice president of KSCF since 1/20/87, KGF since 7/13/94, and KTEC, KTRF and KBCF since 1/25/95, is executive vice president and director of equity mutual fund portfolio management of KFS.


Robert S. Cessine (1/5/50), vice president of KICPF since 7/13/94 and KDIF since 5/05/95, is senior vice president of KFS since January 1993; prior thereto, senior corporate bond analyst at an investment management company.


Jerome L. Duffy (6/29/36), treasurer of KTEC, KTRF and KICPF since 1/20/77, KGF and KSCF since 2/17/77, KNTIS and KDIF since 4/19/77, KHYF since 11/2/77, KGSF since 9/25/79, KIF since 1/20/81, KP since 3/3/82, KSTIS since

1/23/83, KARGF since 5/28/87, KBCF since 1/12/88 and KGIF since 8/3/88, is senior vice president of KFS.


Dennis H. Ferro (6/20/45), vice president of KIF since 7/13/94, is executive vice president and director of international equity investments of KFS since March 1994; prior thereto, president and chief investment officer, Cigna International Investment Advisors, Inc.


Richard A. Goers (6/20/44), vice president of KTEC since 1/23/92, is senior vice president of KFS.


Karen A. Hussey (6/18/59), vice president of KSCF since 12/8/94, is senior vice president of KFS since September 1994; prior thereto, portfolio manager for a national bank.


Gordon K. Johns (1/25/48), vice president of KGIF since 7/25/89 and KDIF since 5/05/95, is executive vice president of KFS and managing director and director of Kemper Investment Management Company Limited, a wholly owned subsidiary of KFS.

Michelle M. Keeley (4/24/64), vice president of KP since 7/13/94, is first vice president of KFS.

Frank D. Korth (7/11/45), vice president of KTEC since 1/14/94, is senior vice president of KFS.

Gary A. Langbaum (12/16/48), vice president of KTRF since 6/15/95, is executive vice president of KFS.

Michael A. McNamara (12/28/44), vice president of KP since 1/20/87, KDIF since 1/17/89 and KHYF since 1/22/91, is senior vice president of KFS.

Christopher J. Mier (8/11/56), vice president of KSTIS since 1/30/90 and KNTIS since 1/22/91, is senior vice president of KFS.


John E. Peters (11/4/47), vice president of KGIF since 7/25/89 and KTEC, KTRF, KGF, KSCF, KICPF, KNTIS, KDIF, KHYF, KGSF, KIF, KSTIS, KP, KARGF and KBCF since 1/30/90, is senior executive vice president of KFS and president of Kemper Distributors, Inc.


Frank J. Rachwalski, Jr. (3/26/45), vice president of KP since 1/23/84, is senior vice president of KFS.

Harry E. Resis, Jr. (11/24/45), vice president of KICPF since 1/30/90, KDIF and KHYF since 1/21/93 and KP since 1/21/93, is senior vice president of KFS.


Paul F. Sloan (7/20/47), vice president of KDIF, KGSF, KP and KARGF since 5/05/95, is senior vice president of KFS since April 1995; prior thereto, director of institutional portfolio management at an investment management company; prior thereto, vice president for a regional bank.


Jonathan W. Trutter (11/29/57), vice president of KDIF since 5/05/95, is first vice president of KFS.

Elizabeth C. Werth (10/1/47), assistant secretary of each Fund since 3/17/90, is vice president and director of state registrations of KFS.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDINGS

Listed below is the number of shares of each Fund owned beneficially by each trustee as of May 31, 1995. Also shown is the number of shares owned beneficially by the trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each class of each Fund or any series of KNTIS, KSTIS or KP. All shares shown are Class A shares unless otherwise noted:


                                                                                                     TRUSTEES
                                                                                                       AND
                                                                                                     OFFICERS
                                                                                                       AS A
    FUND     BELIN    BURNHAM   DUNAWAY   HOFFMAN   JONES    MATHIS   PETERSON   SOMMERS   TIMBERS    GROUP
- ------------ ------   -------   -------   -------   ------   ------   --------   -------   -------   --------
KTEC........  2,116     6,491      855        552        0        0          0      486      2,842     35,023
KTRF........  5,147     2,087    4,658        581        0    2,765          0      432      3,875     25,822
KGF.........    674         0    5,207 *      437        0        0          0    5,292     19,582     71,285
KSCF........  2,787     6,110    5,683      7,183   33,825        0          0   29,679     38,754    149,186
KICPF.......    659         0      494        393   25,405        0          0        0          0     27,428
KNTIS
  KMBF......    970     3,608    1,696        294   20,563        0          0    3,722      3,269     36,880
  KIMBF.....      0         0        0          0        0        0          0        0          0          0
KDIF........  2,914         0      342        824        0        0          0   10,186          0     32,343
KHYF........  9,037    61,504      316        651   25,979        0          0   10,675      9,774    211,231
KGSF........  8,161         0      717        386        0        0          0        0      2,418     11,682
KIF.........  2,707     5,979      989        620    9,766        0          0   10,529      1,075     69,686
KSTIS
  KCATF.....      0         0        0          0        0        0          0    5,528          0      5,528
  KNYTF.....      0         0        0          0        0        0          0        0          0          0
  KFLTF.....      0         0        0          0        0        0          0        0          0          0
  KTXTF.....      0         0        0          0        0        0          0        0          0          0
  KOHTF.....      0         0        0          0        0        0          0        0          0          0
  KMITF.....      0         0        0          0        0        0          0        0          0          0
  KNJTF.....      0         0        0          0        0        0          0        0          0          0
  KPATF.....      0         0        0          0        0        0          0        0          0          0
KP
  KCRF......  1,102**       0        0      1,102**      0        0          0    1,102 **       0      3,306**
  KUSMF.....      0         0        0          0        0        0          0        0          0          0
  KSIGF.....      0         0        0          0        0        0          0        0          0          0
KARGF.......    144         0      612          0        0        0          0      144          0      7,086
KBCF........      0         0      272          0        0        0          0        0      5,655      5,927
KGIF........  1,665         0      273          0        0        0          0      488      1,200      5,927


- ---------------

 * Includes 70 Class B Shares

** Class B Shares Only

As of May 31, 1995, no person is known to the Funds to own beneficially more than five percent of the shares of any class of any Fund, except as shown in Exhibit A.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst &

Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION


Kemper Financial Services, Inc. ("KFS") is the investment adviser and manager for each Fund. The indirect parent of KFS, which is Kemper Corporation ("Kemper"), has entered into an Agreement and Plan of Merger dated as of May 15, 1995 (the "Merger Agreement"), with Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP"), Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda" and, together with IP, "Insurance Partners") and ZIP Acquisition Corp. ("ZIP"), whereby ZIP will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, Kemper has agreed to sell KFS to KFS Acquisition Corp., a wholly-owned, indirect subsidiary of Zurich, by merging KFS and KFS Acquisition Corp. (the "KFS Sale"), with the surviving corporation ("New KFS") continuing with the name "Kemper Financial Services, Inc." The terms of the KFS Sale are set forth in a separate Agreement and Plan of Merger among Kemper, KFS, KFC and KFS Acquisition Corp. dated May 15, 1995 (the "KFS Merger Agreement"). It is currently contemplated that the KFS Sale will occur immediately before or immediately after the Kemper merger, although it is possible that the KFS Sale could be deferred until a later date. (The Kemper merger and related KFS Sale are hereinafter referred to together as the "Merger").



Consummation of the Kemper merger would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with KFS. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new investment management agreement ("management agreement") between each Fund and KFS or New KFS (which may be referred to as KFS' successor) is being proposed for approval by shareholders of each Fund. A copy of the form of the new management agreement is attached hereto as Exhibit B. THE NEW MANAGEMENT AGREEMENT FOR EACH FUND IS ON THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT.


BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund met on May 5, 1995, May 31, 1995 and June 15, 1995 to consider the Merger and its anticipated effects upon KFS and the investment management and other services provided to the Funds by KFS and its affiliates. On June 15, 1995 the Board of each Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

Each current and new management agreement provides that the Fund's investment manager will act as investment adviser, manage the Fund's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under each management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. KFS from time to time, at its own expense, uses the services of Kemper Investment Management Company Limited ("KIMCO"), 1 Fleet Place, London EC4M 7RQ, a wholly owned subsidiary of KFS, with respect to foreign investments for each Fund that makes foreign investments, including analysis, research, execution and trading services. It is expected that the investment manager would continue to use KIMCO (or its successor) after consummation of the Merger.

Listed below is the annual management fee rate as a percentage of average daily net assets payable under the management agreement for each Fund except KSCF. KSCF pays at a base annual management fee rate of .65% of average daily net assets, subject to upward or downward adjustment from .35% to .95% of average daily net assets on the basis of the investment performance of the Class A Shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index. (See Exhibit B for more information regarding the computation of

KSCF's management fee). Exhibit E shows the management fees paid by each Fund to KFS for the Fund's most recently completed fiscal year.

                                             KBCF    KIMBF
                                             KDIF    KARGF
                                             KGF     KICPF
                                             KHYF    KSTIS
        APPLICABLE ASSETS            KIF     KTEC    KUSMF    KMBF
              ($000)                 KGIF    KTRF    KSIGF    KGSF    KCRF
- ----------------------------------   ----    ----    -----    ----    ----
$0 - $250,000.....................   .75 %   .58 %    .55%    .45 %   .40 %
$250,000 - $1,000,000.............   .72     .55      .52     .43     .38
$1,000,000 - $2,500,000...........   .70     .53      .50     .41     .35
$2,500,000 - $5,000,000...........   .68     .51      .48     .40     .32
$5,000,000 - $7,500,000...........   .65     .48      .45     .38     .30
$7,500,000 - $10,000,000..........   .64     .46      .43     .36     .28
$10,000,000 - $12,500,000.........   .63     .44      .41     .34     .26
Over $12,500,000..................   .62     .42      .40     .32     .25

The expenses of KIF and KGIF, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

Except for KMBF, KGSF and KCATF, each management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable state expense limitations. The Funds believe that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million. Under that state expense limitation, custodian costs attributable to foreign securities that are in excess of similar domestic custodian costs are excluded from operating expenses. As to KMBF, KGSF and KCATF, each management agreement provides that the Fund's investment manager will reimburse the Fund should operating expenses of the Fund exceed on an annual basis the following levels: for KMBF and KGSF, 1% of average daily net assets; and for KCATF, 1.5% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. For this purpose, operating expenses include the investment management fee but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees. The investment management fee and the expense limitation are computed based upon average daily net assets of each Fund.

Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.


The new management agreement for each Fund will be dated as of the date of the consummation of the Kemper merger. The Kemper merger is expected to occur in the fourth quarter of 1995, but in no event later than February 28, 1996. The new management agreement will be in effect for an initial term ending on the same date as would the current management agreement but for the Kemper merger, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.


KFS has acted as investment adviser and manager for each Fund since each Fund, except KGSF, commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of each Fund, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.

              COMMENCEMENT                 APPROVAL OF CURRENT        CURRENT
                   OF         DATE OF         AGREEMENT BY           AGREEMENT
               INVESTMENT     CURRENT   -------------------------   CONTINUED BY
    FUND       OPERATIONS    AGREEMENT  TRUSTEES    SHAREHOLDERS    TRUSTEES TO
- ------------- ------------   ---------  --------   --------------   ------------
KTEC.........  09/07/48      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KTRF.........  03/02/64      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KGF..........  04/04/66      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KSCF.........  02/20/69      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KICPF........  04/15/74      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KNTIS
  KMBF.......  04/20/76      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
  KIMBF......  11/01/94      11/01/94   07/13/94   10/31/94(c)       03/01/96
KDIF.........  06/23/77      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KHYF.........  01/26/78      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KGSF.........  10/01/79 (a)  05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KIF..........  05/21/86      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KSTIS
  KCATF......  02/17/83      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
  KNYTF......  12/31/85      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
  KFLTF......  04/25/91      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
  KTXTF......  11/01/91      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
  KOHTF......  03/22/93      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
  KMITF......  03/15/95      05/28/94   12/08/94   03/15/95(c)       03/01/96
  KNJTF......  03/15/95      05/28/94   12/08/94   03/15/95(c)       03/01/96
  KPATF......  03/15/95      05/28/94   12/08/94   03/15/95(c)       03/01/96

              COMMENCEMENT                 APPROVAL OF CURRENT        CURRENT
                   OF         DATE OF         AGREEMENT BY           AGREEMENT
               INVESTMENT     CURRENT   -------------------------   CONTINUED BY
    FUND       OPERATIONS    AGREEMENT  TRUSTEES    SHAREHOLDERS    TRUSTEES TO
- ------------- ------------   ---------  --------   --------------   ------------
KP
  KCRF.......  02/06/84      05/28/94   09/09/94   07/30/91(d)(e)    12/01/95
  KUSMF......  10/26/84      05/28/94   01/25/95   07/30/91(d)(e)    03/01/96
  KSIGF......  02/01/89      05/28/94   01/25/95   07/30/91(d)(e)    03/01/96
KARGF........  09/01/87      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KBCF.........  11/23/87      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96
KGIF.........  10/01/89      05/28/94   01/25/95   05/25/94(b)(e)    03/01/96

- ---------------
(a) Date when KFS assumed investment management responsibilities.
(b) The current management agreement was last submitted to shareholders for approval of an amendment thereto.
(c) The current management agreement was last submitted to shareholders for approval by the initial shareholder (i.e., KFS) immediately prior to the commencement of the public offering of shares.
(d) The current management agreement was amended as of 5/28/94 by the Board to reduce the management fee schedule.
(e) On September 9, 1994, the Boards approved new investment management agreements with KFS in anticipation of the termination of the current agreements because of a proposed merger involving Kemper and Conseco, Inc. (the "Conseco/Kemper Merger"). As with the Merger, consummation of the Conseco/Kemper Merger would have constituted an "assignment" and, therefore, a termination of each management agreement. In anticipation of the Conseco/Kemper Merger and in order to assure that KFS could continue to serve as investment manager to the Funds, new agreements were approved by the Boards and submitted to shareholders for approval. By agreement of Kemper and Conseco, Inc., the Conseco/Kemper Merger did not occur and, therefore, the new agreements were not voted upon by shareholders.

INFORMATION CONCERNING ZURICH AND THE MERGER


The following information concerning Zurich and Insurance Partners has been provided to the Funds by Zurich and Insurance Partners, respectively. The information concerning the Merger has been provided to the Funds by Kemper.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of the Zurich Insurance Group. Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, while having branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions. IP and IP Bermuda are parallel investment partnerships established to participate jointly in acquisitions, recapitalizations, demutualizations and other structured transactions in the insurance industry. (IP and IP Bermuda are together referred to as "Insurance Partners"). Insurance Partners was formed by Centre Reinsurance Holdings Limited (a subsidiary of Zurich), Keystone, Inc. (formerly the Robert M. Bass Group, Inc.) and The Chase Manhattan Corporation. IP is located at 201 Main Street, Fort Worth, TX 76102 and IP Bermuda is located at 41 Cedar Avenue, Hamilton HM-EX, Bermuda. ZIP is a newly-formed majority-owned subsidiary of Zurich. ZIP is approximately 80% owned by Zurich Holding Company of

America, Inc. (which, in turn, is a wholly-owned subsidiary of Zurich) and 13.274% and 6.726% owned by IP and IP Bermuda, respectively. ZIP is located at 1400 American Lane, Schaumburg, IL 60196. KFS Acquisition Corp. is a newly-formed wholly-owned subsidiary of Zurich Holding Company of America, Inc. Prior to consummation of the KFS sale, New KFS will be registered as an investment adviser under the Investment Advisers Act of 1940. KFS Acquisition Corp., a Delaware corporation, and Zurich Holding Company of America, Inc., a Delaware corporation, are both located at 1400 American Lane, Schaumburg, IL 60196.



Under the Merger Agreement, ZIP will merge with and into Kemper, with Kemper as the surviving corporation. Each share of Kemper common stock will be converted in the Kemper merger into the right to receive $49.50 cash, for an aggregate acquisition price of approximately $2.1 billion. The closing of the Kemper merger will take place on the third business day after all the closing conditions are satisfied, but not later than February 28, 1996. It is expected that the Kemper merger will close in the fourth quarter of 1995. However, if the closing conditions are satisfied prior to January 4, 1996, ZIP may elect to delay the closing of the Kemper merger to a later date (not later than January 4, 1996). It is currently contemplated that contemporaneously with the Kemper merger closing (either immediately before or immediately after) Kemper will sell KFS to Zurich by merging KFS and KFS Acquisition Corp., with the surviving corporation ("New KFS") continuing with the name "Kemper Financial Services, Inc." It is possible, however, that the Kemper merger could be consummated, but that the KFS Sale could be deferred until a later date (not later than January 4, 1996). Immediately prior to the KFS Sale, KFS will cause those of its wholly-owned subsidiaries designated by Zurich to be merged with and into, direct or indirect, wholly-owned subsidiaries of New KFS (each of which may later be referred to as the successor to such KFS subsidiaries). The consideration for the KFS Sale is $900 million although, at the election of Zurich, it may be increased to $1 billion.



It is further contemplated that prior to the Merger: (1) an employee stock ownership plan will acquire from KFC approximately 55% of the voting common stock of a new corporation ("Newco") formed to acquire Kemper's securities brokerage segment, principally Kemper Securities, Inc. ("KSI"); (2) non-voting common stock representing an approximately 1% equity interest in Newco will be distributed to the management of KSI; and (3) the balance of Newco's voting common stock will be distributed to the holders of Kemper common stock (the "KSI ESOP Sale").



It is further contemplated that prior to the Merger: (1) KFS will transfer the net cash proceeds from the sale of State Street Boston Corporation stock owned by KFS (approximately $105 million) to Kemper; (2) KFS will transfer $50 million in cash to Kemper; (3) KFS will transfer to Kemper the proceeds of its sale of Supervised Services Company (approximately $23 million); and (4) at the written request of ZIP, KFS or any of its subsidiaries will dividend or otherwise transfer cash to Kemper in such amounts as ZIP may reasonably request.


To confirm and clarify certain contractual relationships between Kemper and Lumbermens Mutual Casualty Company ("Lumbermens") prior to, as a result of and following the Merger, Lumbermens, Zurich, Insurance Partners, ZIP, Kemper and KFS entered into a letter agreement dated May 15, 1995 (the "Lumbermens Agreement"). The Lumbermens Agreement, among other things, (1) permits the continued use of the "Kemper" name by Kemper and KFS (or its successor) and (2) obligates New KFS to reimburse Lumbermens for certain amounts that may be due to Lumbermens by Kemper, if Kemper has not paid such amounts. As of March 31, 1995, the total potential liability was $35.2 million.


The Lumbermens Agreement provides that, to the extent permitted by law, Lumbermens intends to continue to engage KFS (or its successor), or its subsidiaries, for at least three years to provide investment management services for not less than 80% of the investment assets of Lumbermens (excluding benefit plan assets held in trust) managed by KFS or its subsidiaries as of May 15, 1995. In connection therewith, the Lumbermens Agreement permits Lumbermens, and Lumbermens intends, contemporaneously with the KFS Sale to invest in New KFS an aggregate amount of up to $100 million or such lesser amount as is necessary to purchase (1) either 9.9% of the shares of common stock of New KFS or an amount of convertible preferred stock of New KFS that is convertible into 9.9% of the shares of New KFS and (2) pro rata with Zurich, all other equity and debt securities purchased from New KFS by Zurich. In the event of such investment, Lumbermens will receive representation on the Board of Directors of New KFS that is proportionate to Lumbermens' equity interest in New KFS; but in any event, at least one individual designated by Lumbermens will be elected to the Board of Directors of New KFS. It is currently contemplated that Lumbermens would designate Mr. David B. Mathis for election to the Board of Directors of New KFS (see "Other Information -- KFS"). The address of Lumbermens is: One Kemper Drive, Long Grove, Illinois 60049. If the percentage of Lumbermens' investment assets managed by New KFS drops below 50% of Lumbermens' investment assets (excluding benefit plan assets held in trust), then Zurich or New KFS may purchase Lumbermens investment in New KFS at fair market value. On the seventh anniversary of the closing of the KFS Sale, Lumbermens will have the right to demand that all its shares of New KFS be registered under the Securities Act of 1933.



Zurich has informed the Funds that as of May 31, 1995, no stockholder of Zurich, either individually or as a "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), is known to beneficially own more than 10% of the outstanding shares of Zurich's voting securities. KFS informed the Funds that, as of May 31, 1995, KFS shared power to vote and dispose of 189,980 preferred shares of Centre Reinsurance Holdings Limited, a Zurich affiliate, which were held by various non-investment company clients of KFS.



The common stockholders of Kemper will be voting on the Kemper merger. The Merger is subject to various conditions such as governmental and insurance regulatory approvals and filings and consummation of the KSI ESOP Sale. Neither the Kemper merger nor the KFS Sale is subject to financing, although each may involve financing. Zurich has guaranteed the obligations of ZIP and Insurance Partners to consummate the Kemper merger and has guaranteed the obligations of KFS Acquisition Corp. to consummate the KFS Sale.

It is a condition to the closing of the Merger that all directors and officers of Kemper and its subsidiaries (including KFS), whose resignations have been requested by ZIP, not less than ten days prior to the closing, shall have resigned or been removed from office, effective as of the closing. No such resignations have been requested nor are currently contemplated for KFS and its subsidiaries.


The Merger Agreement also provides as a condition to the closing of the Merger that the shareholders of registered investment companies for which Kemper or any subsidiary acts as investment adviser or sub-adviser (the "KFS Advised Funds") representing at least 90% of the total net assets of the KFS Advised Funds as of April 30, 1995 shall have approved the new management agreements (the "90% condition"). At that date, net assets of the KFS Advised Funds totalled approximately $42 billion. If, for example, a "majority" (as defined under "Miscellaneous") of the shares of each of enough KFS Advised Funds to total at least $38 billion (90% of $42 billion) were voted to approve new management agreements, then the 90% condition would be satisfied. If the shareholders of a particular Fund do not approve the new management agreement, Kemper, Zurich and Insurance Partners nevertheless intend to proceed with the Merger (assuming all conditions precedent have been satisfied or waived, including the 90% condition). In that event, the Board of such Fund would take such action as it deemed to be in the best interests of its shareholders, including, if necessary, seeking exemptive relief from the SEC so that KFS (or its successor) could provide investment management services to the Fund on an interim basis. If the Merger is not consummated for any reason, then the current management agreement with each Fund will continue.


BOARD OF TRUSTEES EVALUATION

On April 10, 1995, the Board of each Fund was informed that Kemper had entered into an agreement in principle with an investor group led by Zurich pursuant to which Kemper would be acquired by the investor group in a merger transaction and KFS would be sold. Thereafter, each Board was given Zurich financial reports and other information regarding Zurich. In addition, counsel to the Funds and the independent trustees prepared and distributed an analysis of the Boards' fiduciary obligations. At a special meeting on May 5, 1995, the trustees discussed the initial information provided about Zurich and reviewed their fiduciary obligations. Zurich senior management personnel, who were present by invitation, presented a review of matters including Zurich's history, strategy and general plans. There was extended discussion of, and questioning about, Zurich's plans for KFS and the Funds, some of which were to be addressed in definitive merger documents (which had not yet been executed). Each Board agreed at that time to hold another special meeting for further consideration of the Merger and its effect on the Funds. Prior to that meeting, and from time to time thereafter, each Board received a variety of materials concerning Zurich and the Merger. The definitive merger documents were signed on May 15, 1995 and the special Board meeting was held on May 31, 1995. There was further discussion of, and questioning about, the terms of the Merger and Zurich's plans for New KFS and the Funds, including the financial aspects of the Merger and proforma financial statements of New KFS. As a result of their investigation and consideration of the Merger and the new management agreements, at its meeting on June 15, 1995, the Board of each Fund voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

During its deliberations, each Board used outside assistance in its analysis of financial and other aspects of the Merger to help evaluate the potential effects upon KFS and the Funds. Throughout the review process the independent trustees of each Board had the assistance of legal counsel.

Each Board obtained from KFS and Zurich information regarding the respective organizations, the Merger, and the future plans of the parties. Included in the information furnished to and discussed with the Boards were financial statements and other representations of financial condition of Zurich and certain of its subsidiaries, independent reports and analyses regarding Zurich and pro forma financial statements of New KFS giving effect to the Merger. The New KFS pro forma financial statements reflected anticipated borrowings by New KFS of $650 million, the sale of State Street Boston Corporation stock holdings and transfer of the proceeds thereof, the $50 million dividend to Kemper and the sale of Supervised Services Company and transfer of the proceeds thereof.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich, including the following:

- - Zurich looks upon New KFS as a core business in a core strategic market and expects it to be an important part of Zurich's global asset management strategy. With that focus, Zurich will devote to New KFS and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- - The Merger will not result in any change in any Fund's investment objectives or policies.

- - The Merger is not expected to result in any adverse change in the investment management or operations of the Funds, or the investment personnel managing such Funds; Zurich neither plans nor proposes to make any material change in the composition of senior management or personnel of KFS, except to fill certain open positions; and Zurich neither plans nor proposes to make any adverse change in the manner in which investment advisory services are rendered to each Fund.

- - Zurich is committed to the continuance, without interruption, of services of the type and quality currently provided by KFS and its subsidiaries, or superior thereto.

- - Zurich plans to maintain or enhance the KFS facilities and organization.

- - The KFS senior management and the Boards will be involved in decisions materially affecting the KFS organization as it relates to the Funds.

- - In order to retain and attract key personnel, Zurich intends for New KFS to maintain overall compensation and performance incentive policies and practices at market levels or better.

Zurich, Kemper and KFS assured each Board that they intend to comply with
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser. The Board of each Fund presently consists of nine trustees, two of whom, Messrs. David B. Mathis and Stephen B. Timbers, are interested persons of KFS. The same nine trustees are also proposed for election to the Board of each Fund at the Meeting. (See Item 1 -- "Election of Board of Trustees"). Accordingly, the composition of the Board of each Fund, currently and as proposed, would be in compliance with this provision of Section 15(f)*. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich, Kemper and KFS are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Merger. Zurich, Kemper and KFS have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Merger. Zurich and Kemper have undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Merger, including the fees and expenses of legal counsel to the Funds and the independent trustees and for other outside assistance to help analyze the Merger from a financial perspective.


In connection with each Board's approval of the new management agreement, the Board considered that the terms of the Merger Agreement and the KFS Merger Agreement do not require any change in the Fund's investment objective or policies, the investment management or operation of the Fund, or the investment personnel managing the Fund. If, after the Merger, changes in New KFS are proposed that might materially affect its services to a Fund, the Fund's Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

In evaluating each new management agreement, each Board took into account that the new management agreement for each Fund, including the terms relating to the services to be provided and the fees and expenses payable by such Fund, is on the same terms as the current management agreement. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by KFS; investment performance, both of the

- ---------------

* After consummation of the Merger and subject to compliance with Section 15(f), it is expected that a senior executive of Zurich will be proposed to be nominated to each Board.

Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; KFS profitability from managing the Funds; fall-out benefits to KFS from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of KFS; and the potential benefits to KFS and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Merger, the financial condition of Zurich and the pro forma financial statements of New KFS with the senior management of KFS and Zurich and among themselves. Zurich senior management personnel and representatives advised the Board that Zurich expects the operating cash flows from New KFS to be more than sufficient to service debt and pay for operating and other expenses. The Board also considered that Zurich is a large, well-established company with substantial resources and, as noted above, has undertaken to devote such resources as are necessary to provide each Fund with top quality services.

As a result of their investigation and consideration of the Merger and the new management agreements, at its meeting on June 15, 1995, the Board of each Fund voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW RULE 12B-1 DISTRIBUTION PLAN
(FOR CLASS B AND CLASS C SHAREHOLDERS ONLY)

INTRODUCTION


Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Kemper Distributors, Inc. ("KDI"), acting as principal underwriter and distributor for each Fund, distributes each Fund's Class B Shares and Class C Shares pursuant to a Rule 12b-1 Plan.



Consummation of the Kemper merger may constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Rule 12b-1 Plan. Each Fund's Rule 12b-1 Plan provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new Rule 12b-1 Plan is being submitted for shareholder approval of each Fund's Class B and Class C shareholders. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan for each Fund is attached hereto as Exhibit C. NO CHANGE IN FEES IS BEING PROPOSED.


On June 15, 1995, the Board of each Fund, including a majority of the "non-interested" trustees, voted to approve the new Rule 12b-1 Plan for each Fund, and directed that it be submitted to the Class B and Class C shareholders of each Fund at the Meeting, along with a recommendation that such shareholders approve such Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by a class, it will become effective for that class and will replace the current Rule 12b-1 Plan upon consummation of the Kemper merger. If the shareholders of a class of a Fund do not approve the new Rule 12b-1 Plan, the Board of that Fund would consider appropriate action.


DESCRIPTION OF THE NEW RULE 12B-1 PLAN

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE TERMS OF THE NEW RULE 12B-1 PLAN DESCRIBED BELOW ARE THE SAME AS IN THE CURRENT RULE 12B-1 PLAN FOR EACH FUND.

Under each Fund's Rule 12b-1 Plan, KDI receives a distribution fee, payable as an expense of the Class B Shares and the Class C Shares, which KDI uses to pay for distribution services for those classes. KDI bears all the expenses of providing such services, including the payment of any commissions or distribution fees. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund Shares for sale under the securities laws of the various states, and each Fund bears the expense of registering its Shares with the SEC. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services. (See "Other Information
- -- Underwriter" below.) Before February 1, 1995, KFS served as each Fund's principal underwriter. On February 1, 1995, KFS assigned and transferred to KDI, and KDI assumed, all of the rights, interests, liabilities, duties and obligations of KFS under the underwriting agreement with each Fund (which agreement also constitutes the Fund's Rule 12b-1 Plan for Class B and Class C Shares). Such assignment and assumption did not constitute an "assignment" under the 1940 Act, since there was no change of control because KDI is a wholly-owned subsidiary of KFS.

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients; and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described below. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

Class B Shares. Each Fund's Class B Shares are sold to the public at net asset value with a contingent deferred sales charge ("CDSC"), and automatic conversion to Class A after a specified period of time. KDI receives a fee from each Fund, payable monthly, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class B Shares. This fee is accrued daily as an expense of Class B Shares. KDI also receives any CDSC. KDI currently compensates firms for sales of Class B Shares at a commission rate of 3.75%.

Class C Shares. Each Fund's Class C Shares are sold to the public at net asset value without a CDSC. KDI receives a fee from each Fund, payable monthly for as long as the shares are owned, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. KDI currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of .75 of 1% of net assets attributable to Class C Shares maintained and serviced by the firm. A firm becomes eligible for the distribution fee based upon assets in accounts in the month of purchase and the fee continues until terminated by KDI or a Fund.

The table below shows, as to the Rule 12b-1 Plan for the Class B Shares and the Class C Shares of each Fund, the date adopted, the date of last amendment (if any), the date last approved by the trustees and the date to which it continues.

                                          CLASS B RULE 12B-1 PLAN
                               ----------------------------------------------
                                 DATE         APPROVAL               DATE
            FUND               ADOPTED       BY TRUSTEES         CONTINUED TO
- ----------------------------   --------      -----------         ------------
KTEC........................   05/31/94        01/25/95(b)(d)       03/1/96
KTRF........................   05/31/94        01/25/95(b)(d)       03/1/96
KGF.........................   05/31/94        01/25/95(b)(d)       03/1/96
KSCF........................   05/31/94        01/25/95(b)(d)       03/1/96
KICPF.......................   05/31/94        01/25/95(b)(d)       03/1/96
KNTIS
  KMBF......................   05/31/94        01/25/95(b)(d)       03/1/96
  KIMBF.....................   11/01/94        01/25/95             03/1/96
KDIF........................   05/31/94        01/25/95(b)(d)       03/1/96
KHYF........................   05/31/94        01/25/95(b)(d)       03/1/96
KGSF........................   05/31/94        01/25/95(b)(d)       03/1/96
KIF.........................   05/31/94        01/25/95(b)(d)       03/1/96
KSTIS
  KCATF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KNYTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KFLTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KTXTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KOHTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KMITF.....................   03/15/95        12/08/94(c)          03/1/96
  KNJTF.....................   03/15/95        12/08/94(c)          03/1/96
  KPATF.....................   03/15/95        12/08/94(c)          03/1/96
KP
  KCRF......................   12/01/91(a)     09/09/94(d)         12/01/95
  KUSMF.....................   12/01/91(a)     01/25/95(b)(d)       03/1/96
  KSIGF.....................   12/01/91(a)     01/25/95(b)(d)       03/1/96
KARGF.......................   05/31/94        01/25/95(b)(d)       03/1/96
KBCF........................   05/31/94        01/25/95(b)(d)       03/1/96
KGIF........................   05/31/94        01/25/95(b)(d)       03/1/96

                                          CLASS C RULE 12B-1 PLAN
                               ----------------------------------------------
                                 DATE         APPROVAL               DATE
            FUND               ADOPTED       BY TRUSTEES         CONTINUED TO
- ----------------------------   --------      -----------         ------------
KTEC........................   05/31/94        01/25/95(b)(d)       03/1/96
KTRF........................   05/31/94        01/25/95(b)(d)       03/1/96
KGF.........................   05/31/94        01/25/95(b)(d)       03/1/96
KSCF........................   05/31/94        01/25/95(b)(d)       03/1/96
KICPF.......................   05/31/94        01/25/95(b)(d)       03/1/96
KNTIS
  KMBF......................   05/31/94        01/25/95(b)(d)       03/1/96
  KIMBF.....................   11/01/94        01/25/95             03/1/96
KDIF........................   05/31/94        01/25/95(b)(d)       03/1/96
KHYF........................   05/31/94        01/25/95(b)(d)       03/1/96
KGSF........................   05/31/94        01/25/95(b)(d)       03/1/96
KIF.........................   05/31/94        01/25/95(b)(d)       03/1/96
KSTIS
  KCATF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KNYTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KFLTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KTXTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KOHTF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KMITF.....................   03/15/95        12/08/94(c)          03/1/96
  KNJTF.....................   03/15/95        12/08/94(c)          03/1/96
  KPATF.....................   03/15/95        12/08/94(c)          03/1/96
KP
  KCRF......................   05/31/94        09/09/94(d)         12/01/95
  KUSMF.....................   05/31/94        01/25/95(b)(d)       03/1/96
  KSIGF.....................   05/31/94        01/25/95(b)(d)       03/1/96
KARGF.......................   05/31/94        01/25/95(b)(d)       03/1/96
KBCF........................   05/31/94        01/25/95(b)(d)       03/1/96
KGIF........................   05/31/94        01/25/95(b)(d)       03/1/96

- ---------------
(a) Amended effective May 27, 1994 to redesignate "Initial Shares" as Class B Shares.

(b) Trustee approval of continuation of Rule 12b-1 Plan with KDI. Assignment of Rule 12b-1 Plan from KFS to KDI was previously approved by trustees on December 8, 1994.

(c) Trustee initial approval of Rule 12b-1 Plan prior to commencement of operations.

(d) On September 9, 1994, the Boards approved new Rule 12b-1 Plans with KFS in anticipation of the termination of the current Rule 12b-1 Plans because of a proposed merger involving Kemper and Conseco, Inc. (the "Conseco/Kemper Merger"). As with the Merger, consummation of the Conseco/Kemper Merger would have constituted an "assignment" and, therefore, a termination of each Rule 12b-1 Plan. In anticipation of the Conseco/Kemper Merger new 12b-1 Plans were approved by the Boards and submitted to shareholders for approval. By agreement of Kemper and Conseco, Inc., the Conseco/Kemper Merger did not occur and, therefore, the new 12b-1 Plans were not voted upon by shareholders.

The table below shows the distribution fees paid by each Fund to KFS (as predecessor to KDI) for its Class B Shares and Class C Shares for the most recent fiscal year of that Fund. Information is not provided for KIMBF, KMITF, KNJTF and KPATF because they recently commenced operations and do not yet have fiscal year data.

               FISCAL     CLASS B RULE 12B-1 PLAN FEES    CLASS C RULE 12B-1 PLAN FEES
    FUND      YEAR END     PAID TO KFS BY FUND ($000)      PAID TO KFS BY FUND ($000)
- ------------  --------    ----------------------------    ----------------------------
KTEC........  10/31/94              $      4                           $0
KTRF........  10/31/94              $  3,909                           $3
KGF.........  09/30/94              $  1,794                           $2
KSCF........  09/30/94              $    390                           $1
KICPF.......  10/31/94              $     31                           $1
KNTIS
  KMBF......  09/30/94              $     30                           $1
KDIF........  10/31/94              $    922                           $1
KHYF........  09/30/94              $  2,493                           $3
KGSF........  10/31/94              $     19                           $1
KIF.........  10/31/94              $     48                           $1
KSTIS
  KCATF.....  08/31/94              $      3                           $0
  KNYTF.....  08/31/94              $      2                           $0
  KFLTF.....  08/31/94              $      1                           $0
  KTXTF.....  08/31/94              $      0                           $0
  KOHTF.....  08/31/94              $      0                           $0
KP
  KCRF......  07/31/94              $  1,790                           $0
  KUSMF.....  07/31/94              $ 23,535                           $0
  KSIGF.....  07/31/94              $  2,044                           $0
KARGF.......  08/31/94              $      3                           $1
KBCF........  10/31/94              $      4                           $0
KGIF........  12/31/94              $    146                           $0


The new Rule 12b-1 Plan will be in effect for an initial term ending on the same date as would the current Rule 12b-1 Plan but for the Kemper merger and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non interested" trustees, cast in person at a meeting called for such purpose.



Pursuant to the new Rule 12b-1 Plan, KDI will prepare reports to the Board of a Fund on a quarterly basis for the Fund's Class B Shares and Class C Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.


In approving the new Rule 12b-1 Plan, the Board of each Fund determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, each Board considered several factors, including that the new Rule 12b-1 Plan would (i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (ii) facilitate distribution of each Fund's shares, (iii) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and (iv) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION


As a result of its consideration of the foregoing factors, the Board of each Fund voted to approve the new Rule 12b-1 Plans and to submit them to the shareholders for their approval.


The Board of each Fund recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

OTHER INFORMATION

KFS

KFS is a wholly owned subsidiary of Kemper Financial Companies, Inc., ("KFC"), a financial services holding company. Kemper, an insurance and financial services holding company, owns more than 99% of the voting securities of KFC. The address of KFS is 120 South LaSalle Street, Chicago, Illinois 60603. The address of KFC and Kemper is One Kemper Drive, Long Grove, Illinois 60049.

Since June 30, 1993, no trustee or nominee for election as a trustee of any Fund purchased or sold securities, or as of May 31, 1995, beneficially owned in the aggregate, more than 1% of the outstanding securities of KFC, Kemper or Zurich. As of May 31, 1995, none of the non-interested trustees, or non-interested nominees, beneficially owned any securities of KFC, Kemper or Zurich.

The investment companies to which KFS renders investment management services, and the related management fees, are identified in Exhibit D.

The names, addresses and principal occupations of the principal executive officer and the directors of KFS are as follows:

      NAME AND ADDRESS                   PRINCIPAL OCCUPATION
- -----------------------------   --------------------------------------
James R. Boris, Director        Chairman and Chief Executive Officer,
77 West Wacker Drive            Kemper Securities, Inc. and Executive
Chicago, Illinois 60601         Vice President, Kemper
David B. Mathis, Director       Chairman and Chief Executive Officer,
One Kemper Drive                Kemper
Long Grove, Illinois 60049

      NAME AND ADDRESS                   PRINCIPAL OCCUPATION
- -----------------------------   --------------------------------------
John E. Neal, Director          President and Chief Operating Officer,
120 South LaSalle Street        KFS
Chicago, Illinois 60603
John E. Peters, Director        Senior Executive Vice President, KFS
120 South LaSalle Street
Chicago, Illinois 60603
Stephen B. Timbers, Chairman,   President and Chief Operating Officer,
Chief Executive Officer and     Kemper; Chairman, Chief Executive
Director                        Officer and Chief Investment Officer,
120 South LaSalle Street        KFS
Chicago, Illinois 60603

Upon consummation of the KFS Sale, it is expected that Messrs. Mathis, Neal, Peters and Timbers and one or more senior executive officers of Zurich will become directors of New KFS.


CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Funds held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also each Fund's transfer agent and dividend-paying agent. Prior to February 1, 1995, IFTC was owned equally by KFS and DST Systems, Inc., a company that is not affiliated with KFS. On January 31, 1995, KFS and DST Systems, Inc. sold IFTC to State Street Boston Corporation. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of KFS, serves as "Shareholder Service Agent."


IFTC receives an annual fee as custodian for each Fund, payable monthly, at a rate of $.10 per $1,000 of average monthly net assets of the Fund plus certain transaction charges and out-of-pocket expense reimbursement. IFTC receives as transfer agent, and pays to KSVC, annual account fees of $6 per account (a maximum of $8 for KMBF, KSTIS and KCRF accounts) plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Funds.

For the most recently completed fiscal year the Funds incurred custodian and transfer agent fees to IFTC and IFTC remitted shareholder service fees to KSVC as set forth in Exhibit E. It is anticipated that KSVC (or its successor) will continue to provide transfer agent services after consummation of the Merger.

ADMINISTRATIVE SERVICES. Various financial services firms, such as broker-dealer firms or banks ("firms"), provide information and administrative services and facilities for their customers or clients who are shareholders of the Funds pursuant to agreements with KDI. Before February 1, 1995, KFS served as each Fund's administrator. KDI has entered into an administrative services agreement with each Fund ("administrative agreements") to provide information and administrative services to Fund shareholders. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of the Fund. KDI then pays each firm a service fee at an annual rate of up to .25 of 1% of net assets of those accounts in each Fund that it maintains and services, in accordance with the schedule set forth in Exhibit E. The fees are calculated monthly and payable quarterly until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, however, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on a Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Funds while this procedure is in effect will depend upon the proportion of Fund assets in accounts for which there is a firm of record, as well as (for KARGF, KDIF, KGIF, KGSF, KHYF, KICPF, KNTIS and KSTIS) the date when shares representing such assets were purchased. The Board of a Fund may, in the future, approve basing the fee to KDI on all Fund assets or increasing the fee to .25 of 1% of average daily net assets without regard to the date of purchase.


Set forth in Exhibit E are the administrative services fees paid by each Fund to KFS (as predecessor to KDI) during the most recent fiscal year and the effective rate at which each Fund paid administrative services fees. It is anticipated that KDI (or its successor) will continue to provide administrative services after consummation of the Merger.


UNDERWRITER. KDI, acting as principal underwriter for each Fund, prepares and distributes literature relating to the Fund and its investment performance and circulates advertising and public relations material. Each Fund pays for registering its shares with the SEC, while KDI pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. Before February 1, 1995, KFS served as each Fund's principal underwriter. It is expected that KDI (or its successor) will continue to serve as each Fund's underwriter after consummation of the Merger.

Class A Shares. Each Fund's Class A Shares are sold to the public at an offering price which is the net asset value plus a sales commission equal to a percentage of the offering price ranging from 5.75% down to 0% for KBCF, KGF, KIF, KSCF, KTEC and KTRF; from 4.50% down to 0% for KDIF, KGIF, KGSF, KHYF,

KICPF, KNTIS, KSTIS and KP-KUSMF; and from 3.50% down to 0% for KARGF and KP-KSIGF, depending upon the aggregate purchase price involved. Class A Shares of KCRF are not subject to a sales commission, but are available only on exchange or conversion from Class B Shares. KDI receives no compensation from the Funds as principal underwriter for Class A Shares. The Fund receives in all cases the full net asset value of the shares sold and KDI retains the sales commission, from which it allows commissions to financial services firms and pays costs of distribution.


Set forth in Exhibit E as to each Fund during its most recent fiscal year are the commissions retained by KFS (as predecessor to KDI) and allowed by KFS as commissions to financial services firms affiliated with KFS.


Class B and C Shares. See Item 4 -- New Rule 12b-1 Distribution Plan.

Class I Shares. Each Fund's Class I Shares are sold at net asset value without a front-end sales load and are not subject to a CDSC, distribution fee or service fee. Class I Shares are offered only for purchase by affiliated employee benefit plans and certain institutional investors.

ALLOCATION OF PORTFOLIO TRANSACTIONS. KFS is the investment manager for the Funds and KFS and its affiliates also furnish investment management services to other clients including the KFS Advised Funds, Kemper and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for one or more Fund and for one or more of the other clients advised by KFS. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price of such transactions.

National securities exchanges have established limitations governing the maximum number of options in each class that may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better execution for the Fund in some cases. The Board of each Fund believes that the benefits of KFS' organization outweigh any limitations that may arise from simultaneous transactions.

KFS, in effecting purchases and sales of portfolio securities for the account of a Fund, implements the Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that KFS may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and KFS. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of KFS and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, KFS may give consideration to those firms that have sold or are selling shares of the Kemper Mutual Funds, as well as to those firms that provide market, statistical and other research information to the Fund and KFS. KFS is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below. The Fund may purchase instruments issued by banks that are receiving service payments or commissions; however, no preferences will be given in making such portfolio purchases. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices.

KFS may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board of a Fund, except for KCRF, KUSMF and KSIGF, a Fund could pay to a firm that provides research services to KFS a commission for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction. A Fund could do this if KFS determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or KFS's overall responsibilities to a particular Fund or other clients. Not all such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of KFS and its subsidiaries. In addition, the investment management fee paid by the Fund to KFS is not reduced because KFS receives these research services.

Set forth in Exhibit E are the total brokerage commissions paid by each Fund for its most recently completed fiscal year, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information or on the basis of sales of Kemper Mutual Fund shares.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Kemper and Zurich, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of KFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Kemper and Zurich may retain a firm to solicit proxies on behalf of each Fund's Board and the boards of the other KFS Advised Funds, the fee for which will be borne by Kemper and Zurich. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards of Trustees of the Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the holders of that class of shares of such Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for such Fund and FOR Items 2, 3 and 4. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of each Fund. This means that the nine nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement) and Item 4 (approval of new Rule 12b-1 Plan) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

On Items 1 and 2, each Fund will vote in the aggregate and not by series or class. On Item 3, each Fund will vote in the aggregate except, in the case of KNTIS, KSTIS and KP, each series will vote separately. On Item 4, the Class B Shares and the Class C Shares of each Fund (or in the case of KNTIS, KSTIS and KP, of each series) will vote separately by class.

The Declaration of Trust of each Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the nine nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3 and 4 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of each Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,
Philip J. Collora
Secretary

                                                                       EXHIBIT A

                           HOLDERS OF MORE THAN 5% OF
                          ANY CLASS OF A FUND'S SHARES

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
Kemper Total Return Fund    Harriet Rust Brown, trustee                 26,272     6.95
  -- Class C                Harriet Rust Brown Rev. Tr.
                            645 Constitution Avenue, N.E.
                            Washington, DC 20002
Kemper Income and Capital   Lincoln Trust Co. Cust FBO                 342,608     9.04
  Preservation Fund         Grace Starmack IRA
  -- Class B                P.O. Box 5831
                            Denver, CO 80217
  -- Class C                James A. Casciotti, trustee under            8,323     8.58
                            will of Cyrus C. Convery FBO
                            Suzanne Peterson
                            321 Willings Alley
                            Philadelphia, PA 19106
                            National Financial Svcs. Corp.               7,476     7.71
                            One World Financial Center
                            200 Liberty Street
                            New York, NY 10281
                            IFTC                                         6,935     7.15
                            IRA Alto Eugene Duck
                            5012 Alvin Dark Avenue
                            Baton Rouge, LA 70820
Kemper National Tax-Free    Gokul C. Singhal & Renu Singhal            153,370    16.18
  Income Series             12821 Topping Meadows
  -- Kemper Intermediate    St. Louis, MO 63131
     Municipal Bond Fund
  -- Class A
  -- Class B                Kemper Financial Services                   35,945    17.42
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            Ronald Rach & Marilyn Rach                  34,254    16.60
                            5737 S. Mason
                            Chicago, IL 60638
                            William C. Grabitz                          20,369     9.87
                            700 S. Paulina, Apt. 926
                            Chicago, IL 60612
                            Irmgard V. Alba                             12,823     6.21
                            1825 Shoreline Drive, #306
                            Alameda, CA 94501
                            Lloyd G. Haddad and Marilyn H. Haddad       12,511     6.06
                            trustees of Haddad Tr. No. 83AB
                            5415 Rudgate Court
                            Rockford, IL 61114

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
- -- Class C                  Kemper Financial Services                   35,945    52.57
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            Orsolina Gigante                             7,911    11.57
                            232 Thayer Street
                            River Vale, NJ 07675
                            Anthony B. Gigante                           7,911    11.57
                            232 Thayer Street
                            River Vale, NJ 07675
Kemper Municipal Bond       Billy R. Hefley                             13,205    14.77
  Fund                      RR3 Box 433
  -- Class C                Amarillo, TX 79107
                            Frances A. Hefley                            5,216     5.83
                            P.O. Box 188
                            Wheeler, TX 79096
Kemper Diversified Income   Transcorp Cust FBO                          19,198     5.53
  Fund                      Garrett E. Dobbs IRA
  -- Class C                7103 S. Revere Parkway
                            Englewood, CO 80112
Kemper High Yield Fund      Patterson & Co.                          1,032,467    80.31
  -- Class I                PNB Personal Trust Acctg.
                            P.O. Box 7829
                            Philadelphia, PA 19101
                            MAC & Co.                                  253,089    19.69
                            P.O. Box 926
                            Pittsburgh, PA 15230
Kemper U.S. Government      PaineWebber for the benefit of              13,311     6.47
  Securities Fund           Helen Yurchyk and William J.
  -- Class C                Yurchyk
                            556 S. Schenley Avenue
                            Youngstown, OH 44509
Kemper International Fund   Kemper Financial Services                1,900,253     5.71
  -- Class C                Profit Sharing Plan
                            120 S. LaSalle Street
                            Chicago, IL 60603
Kemper State Tax-Free       Evan Backs and Donna M. Backs, trustees      9,178    39.10
  Income Series             2323 E. Austin
  -- Kemper California      Fresno, CA 93726
     Tax-Free Income Fund
  -- Class C
                            Waldo Pike                                   6,996    29.80
                            1608 Los Robles Drive
                            Bakersfield, CA 93306
                            George H. Peterson                           1,823     7.77
                            5147 Joseph Lane
                            Sanjose, CA 95188
                            Jerry Willard and Sharon Willard             1,414     6.03
                            22412 Citation Street
                            Tehachapi, CA 93561

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
  -- Kemper New York        Beatrice Schwartz and Esther Schwartz       16,129     5.37
     Tax-Free Income Fund   1280 E. 22nd Street
  -- Class B                Brooklyn, NY 11229
                            Helen J. Shulman                            16,068     5.35
                            14 Oak Street
                            Binghamton, NY 13905
                            Janet Gutenplan                             15,470     5.15
                            270-10K Grand Central Parkway
                            Floral Park, NY 11005
  -- Class C                PaineWebber for the Benefit of Le Boeuf      9,913    58.50
                            A La Mode
                            539 E. 81st Street
                            New York, NY 10028
                            Richard A. Raykowski                         1,574     9.29
                            13830 Indian Falls Road
                            Akron, NY 14001
                            Kemper Financial Services                    1,476     8.71
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            PaineWebber for the Benefit of                 965     5.70
                            Brian Borakove and Fred Borakove
                            16 Dover Court
                            Holbrook, NY 11741
                            Richard V. Olson and Joanne P. Olson           882     5.20
                            2210 Cypress Street
                            Wantagh, NY 11793
  -- Kemper Florida Tax-    Noah B. Jones and                           13,412     7.34
     Free Income Fund       William G. Hann
  -- Class B                3663 58th Avenue, North #737
                            St. Petersburg, FL 33714
                            Laura T. Dugas                              12,389     6.78
                            261 Village Beach West
                            Santa Rosa Beach, FL 62459
                            W. Foster Dugas and Pamela L. Dugas          9,970     5.46
                            570 Woodland Bayou Drive
                            Santa Rosa Beach, FL 32459
  -- Class C                Marion A. Schuma                             4,963    57.29
                            387 Winchester Place
                            Longwood, FL 32779
                            Kemper Financial Services                    1,571    42.63
                            120 S. LaSalle Street
                            Chicago, IL 60603
  -- Kemper Texas Tax-      Felix Immel and Estella Immel                2,879     8.32
     Free Income Fund       231 Shadyview
  -- Class B                San Antonio, TX 78201
                            Clara Voigt                                  2,607     7.54
                            P.O. Box 1
                            Taylor, TX 76574

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
                            Oron Lee Schuch Executive of the             2,061     5.96
                            Estate of Frances S. Barton
                            3714 Vista Del Arroyo Drive
                            San Angelo, TX 76904
  -- Class C                Billy Heeley                                12,921    29.12
                            RR3 Box 433
                            Amarillo, TX 79107
                            Karen Anne McCarty                           5,437    12.26
                            8125 Raintree Place
                            Austin, TX 78759
  -- Kemper Ohio Tax-Free   John M. Wilson and Patricia W. Wilson,     170,439     6.44
     Income Fund            trustees of the John M. &
  -- Class A                Patricia Wilson Trust
                            P.O. Box 386
                            Aurora, OH 44202
  -- Class B                National Securities Corp.                   28,192     6.78
                            1001 Fourth Avenue
                            Suite 2200
                            Seattle, WA 98154
                            Jerome M. McKeever, trustee for the         21,390     5.15
                            benefit of Catherine McKeever
                            1375 Queen Anne's Gate
                            Westlake, OH 44145
  -- Class C                Jay M. Simpson and Valerie Stocklin          4,963    31.64
                            7825 N. Dixie, Suite A
                            Dayton, OH 45414
                            Elton W. Geist Trust                         2,241    14.28
                            12550 Lake Avenue, Suite 205
                            Lakewood, OH 44107
                            John R. Bender                               2,129    13.57
                            645 Georgetown Avenue
                            Elyria, OH 44035
                            Ben R. Brown and Louise B. Brown             1,279     8.15
                            1664 River Road
                            Maumee, OH 43537
                            Jeffery J. Smith and Nanette E. Smith        1,086     6.92
                            7872 Bennington Drive
                            Cincinnati, OH 45241
  -- Kemper Michigan        James Rubingh and Gertrude Rubingh,         15,552     9.79
     Tax-Free Income Fund   trustees for the Rubingh Family Trust
  -- Class A                RR 1 Box 142
                            Ellsworth, MI 49729
                            Milton E. Melder                            14,114     8.89
                            1133 Southlawn
                            East Lansing, MI 48823
                            Kathryn E. Zabel, trustee for the           13,853     8.72
                            Kathryn E. Zabel Trust
                            4143 Cummings Ct., NW
                            Grand Rapids, MI 49504

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
                            Kemper Financial Services                   11,799     7.43
                            120 S. LaSalle Street
                            Chicago, IL 60603
  -- Class B                Kemper Financial Services                   11,779    19.27
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            James W. Shadowens                          10,267    16.80
                            P.O. Box 1032
                            Fowlerville, MI 48836
                            Karen L. Pearce                              8,678    14.20
                            1383 Williamsburg
                            Flint, MI 48507
                            Florence M. Hardy and George L. Morris,      8,239    13.48
                            trustees of the Clinton P. Hardy Trust
                            46 Radnor Cir.
                            Grosse Pointe Farms, MI 48236
                            Jane Broecker and Herbert A. Broecker        5,187     8.49
                            9616 Alger Drive
                            Brighton, MI 48116
                            W. Dale Wassell and Ann M. Wassell           5,181     8.48
                            13999 Cranston
                            Livonia, MI 48154
                            Carolyn L. Barth                             4,894     8.01
                            1011 S. Renaud Road
                            Grosse Pointe Woods, MI 48236
                            Janet M. Taylor                              4,699     7.69
                            558 Mallard Street
                            Rochester Hills, MI 48309
  -- Class C                Kemper Financial Services                   11,782    96.61
                            120 S. LaSalle Street
                            Chicago, IL 60603
  -- Kemper New Jersey      Robert Chinery, Jr.                        103,685    48.19
     Tax-Free Income Fund   720 Woodchuck Lane
  -- Class A                Toms River, NJ 08755
                            Gruntal and Co.                             22,602    10.50
                            14 Wall Street
                            New York, NY 10005
                            Agnes B. Cywinski, trustee for the          14,350     6.67
                            benefit of Agnes B. Cywinski
                            18 Springfield Ave., Apt. 13B
                            Cranford, NJ 07016
                            Robert L. Vignolo                           12,577     5.85
                            842 Kimball Avenue
                            Westfield, NJ 07090
                            Kemper Financial Services                   11,795     5.48
                            120 S. LaSalle Street
                            Chicago, IL 60603

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
  -- Class B                Kemper Financial Services                   11,772     9.32
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            Sylvia Beaton                                9,823     7.77
                            719 S. Street
                            Point Pleasant, NJ 08742
                            George F. Kays and                           9,218     7.29
                            Jane C. Kays
                            26 Meyers Road
                            Branchville, NJ 07826
                            Christine I. Podilchuk and                   8,474     6.71
                            Richard J. Mammone
                            182 Beaumonte Way
                            Bridgewater, NJ 08807
- -- Class C                  Kemper Financial Services                   11,777    85.89
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            Michael Galeotafiore and Pina                1,928    14.06
                            Galeotafiore
                            411 MacArthur Drive
                            Brick, NJ 08724
  -- Kemper Pennsylvania    Kemper Financial Services                   11,797    17.12
     Tax-Free Income Fund   120 S. LaSalle Street
  -- Class A                Chicago, IL 60603
                            Hilda M. Bender, Bruce H.                    8,565    12.43
                            Klink and Margaret E. Klink
                            2065 W. End Road
                            Bath, PA 18014
                            Margaret McDowell Walker                     7,375    10.70
                            1337 Yahres Road
                            Sharon, PA 14146
                            Henry G. Evans and                           6,998    10.16
                            Catherine M. Evans
                            3640 Mt. Hickory Blvd.
                            Hermitage, PA 16148
                            F. J. Diemedio and                           5,236     7.60
                            Dora A. Diemedio
                            207 W. Evergreen Street
                            West Grove, PA 19390
                            Robert J. Reichlin and                       5,014     7.28
                            Claire H. Reichlin
                            4 Conshohocken St., Apt. 604
                            Bala Cynwyd, PA 19004
                            Harold Hacker and Margaret L. Hacker         4,309     6.25
                            214 Walton Road
                            Lock Haven, PA 17745
  -- Class B                Parker Hunter Inc.                          12,888    18.12
                            FBO Hilda Spedding
                            409 Canterbury Trail
                            Cranberry Township, PA 16066

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
                            Kemper Financial Services                   11,778    16.56
                            120 S. LaSalle Street
                            Chicago, IL 60603
                            Chester J. Nanartowicz                       5,678     7.98
                            347 Oxford Road
                            Norristown, PA 19401
                            William J. Fenwick                           5,102     7.17
                            214th 5th Street
                            McDonald, PA 15057
                            John W. Crist                                5,086     7.15
                            343 Rittenhouse Road
                            Royersford, PA 10468
                            Catherine Czarnota                           4,040     5.68
                            401 Werner Avenue
                            Glenolden, PA 19036
                            Walter G. Knopp                              3,974     5.59
                            2113 Blairmont Drive
                            Pittsburgh, PA 15241
                            Olga Y. Hyde                                 3,899     5.48
                            3300 Darby Road, #4108
                            Haverford, PA 19041
  -- Class C                Kemper Financial Services                   11,779    99.27
                            120 S. LaSalle Street
                            Chicago, IL 60603
Kemper Portfolios           Davis Iron Works Inc. P/S Plan             181,474     9.22
  -- Kemper Cash Reserves   FBO Frank G. Nehr
  -- Class C                3885 Lakefront Street
                            Waterford, MI 49328
                            Lincoln Trust Co. Cust.                    112,171     5.70
                            FBO Vaclav J. Jasek IRA
                            P.O. Box 58131
                            Denver, CO 80217
  -- Kemper U.S. Mortgage   Debra L. Mullins                             8,751     5.70
     Fund                   3410 Ravens Crest Drive
  -- Class C                Plainsboro, NJ 08536
                            PaineWebber for the benefit of               7,683     5.01
                            William E. Wunne
                            600 Amethyst Street
                            New Orleans, LA 70124
  -- Kemper Short-          Fenna Construction Inc.                     44,048    14.05
     Intermediate           13631 Balsam Lane, N.
     Government Fund        Dayton, MN 55327
  -- Class C
Kemper Adjustable Rate      Kern County Treasurer                    1,296,564     7.56
  U.S. Government Fund      1115 Truxtun Avenue
  -- Class A                Bakersfield, CA 93301
                            IFTC CUST FBO                              953,725     5.56
                            Fundminder Inc.
                            127 W. 10th, 11th Fl.
                            Kansas City, MO 64105

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
  -- Class B                Builders Prime Window and Supply            35,003     5.84
                            PS 401K Forfeiture Account
                            2nd and Merion
                            Bridgeport, PA 19405
  -- Class C                Ann K. McClowry and Daniel                   8,768    11.16
                            Durkin & Anthony F. Durkin
                            7627 W. 160 Place
                            Tinley Park, IL 60477
                            Raymond James & Assoc. Inc.                  6,424     8.18
                            Peter B. Elder IRA
                            66 Stockmar Drive
                            Basking Ridge, NJ 07920
                            Patrick S. Orr                               6,231     7.93
                            Construction Co. Profit-Sharing Plan
                            3167 Canyon Oaks Terrace
                            Chico, CA 95928
                            Mary Arel and Ted Arel                       5,495     6.99
                            7 Chestnut Lane
                            Colchester, VT 05446
                            Sterling Trust Co.                           5,495     6.99
                            P.O. Box 15677
                            Waco, TX 76702
                            Junior Junction Inc.                         4,569     5.82
                            1400 Noyes at York
                            Utica, NY 13502
                            Investors Fiduciary Tr. Co. Tr.              4,410     5.61
                            IRA Jack L. Jones
                            7524 Linde Lane
                            Fort Wayne, IN 46815
                            Gail A. Middleton                            4,384     5.58
                            RR 1 Box 161
                            Jeffersonville, VT 05464-9606-61
Kemper Blue Chip Fund       Rick G. Gass                                 2,504     5.73
  -- Class C                8436 Quail Hill Road
                            Maple Grove, MN 55311
                            Joseph V. Boykin, Jr.                        2,185     5.00
                            Profit Sharing Plan
                            700 W. Grace Street, Suite 204
                            Richmond, VA 23220
Kemper Global Income Fund   Kemper Financial Services                    1,829    14.99
  -- Class C                120 S. LaSalle Street
                            Chicago, IL 60603
                            Uma Rao, Desiraju Pramil Rao                 1,476    12.10
                            and Desiraju Kavitha Rao
                            11009 Ruthledge Drive
                            Gaithersburg, MD 20878

                                                                      NUMBER
                                                                        OF        % OF
          FUND                         NAME AND ADDRESS               SHARES      CLASS
- -------------------------   ---------------------------------------  ---------    -----
                            Vincent P. Drnevich and                        840     6.88
                            Roxanne M. Drnevich,
                            trustees of the Vincent P. and
                            Roxanne M. Drnevich Caring Trust
                            3309 Elkhart Street
                            W. Lafayette, IN 47906

                                                                       EXHIBIT B

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this      day of        , 199 , by and between KEMPER
                        , a Massachusetts business trust (the "Fund"), and KEMPER FINANCIAL SERVICES, INC., a Delaware corporation (the "Adviser").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, the shares of beneficial interest ("Shares") of which are registered under the Securities Act of 1933;

WHEREAS, the Fund is authorized to issue Shares in separate series or portfolios with each representing the interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund wants to retain the Adviser under this Agreement to render investment advisory and management services to the portfolios of the Fund known
as             (the "Initial Portfolio[s]"), together with any other Fund portfolios which may be established later and served by the Adviser hereunder, being herein referred to collectively as the "Portfolios" and individually referred to as a "Portfolio"; and

WHEREAS, the Adviser is willing to render such investment advisory and management services for the Initial Portfolio[s];

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for the Initial Portfolio[s] and other Portfolios hereunder and to manage the investment and reinvestment of the assets of each such Portfolio in accordance with the applicable investment objectives and policies and limitations, and to administer the affairs of each such Portfolio to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it; and, in connection therewith, the Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the clients of the Adviser as to which the Adviser exercises investment discretion. The Fund recognizes that all research services and research that the Adviser receives or generates are available for all clients, and that the Fund and other clients may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that the Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. In the event that the Fund establishes one or more portfolios other than the Initial Portfolio[s] with respect to which it desires to retain the Adviser to render investment advisory and management services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing whereupon such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

3. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month, an investment management fee for each Portfolio computed by applying the following annual rates to the applicable average daily net assets of the Portfolio:


[See table on page 11 of proxy statement for each Fund's management fee and page B-7 for a description of the computation of KSCF's fee.]


The fee as computed above shall be computed separately for, and charged as an expense of, each Portfolio based upon the average daily net assets of such Portfolio. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset value of the Fund as provided in the prospectus of the Fund. The Adviser shall not be required to pay and the Fund shall assume and pay the charges and expenses of its operations, including compensation of the trustees (other than those affiliated with the Adviser), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of trust documents or otherwise. The Fund shall not pay or incur any obligation for any expenses for which the Fund intends to seek reimbursement from the Adviser as herein provided without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

If expenses borne by the Fund for those Portfolios which the Adviser manages in any fiscal year (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, distribution services fees, extraordinary expenses* and any other expenses excludable under state securities law limitations) exceed any applicable limitation arising under state securities laws, the Adviser will reduce its fee or reimburse the Fund for any excess to the extent required by such state securities laws. If for any month the expenses of the Fund properly chargeable to the income account shall exceed 1/12 of the percentage of average net assets allowable as expenses, the payment to the Adviser for that month shall be reduced and if necessary the Adviser shall make a refund payment to the Fund so that the total net expense will not exceed such percentage. As of the end of the Fund's fiscal year, however, the foregoing computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the percentage calculated in accordance with Section 3 hereof of the average net asset value as determined as described herein throughout the fiscal year, diminished to the extent necessary so that the total of the aforementioned expense items of the Fund shall not exceed the expense limitation. The aggregate of repayments, if any, by the Adviser to the Fund for the year shall be the amount necessary to limit the said net expense to said percentage in accordance with the foregoing.

The net asset value for each Portfolio shall be calculated in accordance with the provisions of the Fund's prospectus or as the trustees may determine in accordance with the provisions of the Investment Company Act of 1940. On

- ---------------

* The expense limitations for certain operating expenses are different for KMBF, KCATF and KGSF as described below than that italicized above in the form agreement.

    KMBF and KGSF -- 1% of average daily net assets.

    KCATF -- 1.5% of average daily net assets up to $30 million and 1% of average daily net assets over $30 million.

each day when net asset value is not calculated, the net asset value of a Portfolio shall be deemed to be the net asset value of such Portfolio as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

6. Subject to applicable statutes and regulations, it is understood that trustees, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

7. The Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. This Agreement shall become effective with respect to the Initial
Portfolio[s] on the date hereof and shall remain in full force until           ,
199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Portfolio, but only as long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Portfolio, the Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio.

This Agreement may be terminated with respect to any Portfolio at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

11. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Portfolio, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Portfolio to satisfy such claim and shall have no recourse against the assets of any other Portfolio for such purpose.

12. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of The Commonwealth of Massachusetts) the laws of the State of Illinois.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the day and year first above written.

                                           [FUND]

                                           By:

                                           Title:

ATTEST:

Title:

                                           KEMPER FINANCIAL SERVICES, INC.

                                           By:

                                      Title:

ATTEST:

Title:

                   DESCRIPTION OF MANAGEMENT FEE SCHEDULE FOR
                    KEMPER SMALL CAPITALIZATION EQUITY FUND

As compensation for the services and facilities furnished, KSCF pays a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Fund's Class A shares as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index").

The Fund will pay an additional monthly fee at the rate of 1/12 of .05% of such average daily net assets for the preceding twelve months for each percentage point (fractions to be prorated) by which the Fund's Class A shares performance exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .30% of the average daily net assets. Conversely, the compensation payable by the Fund will be reduced by the rate of 1/12 of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the Fund's Class A shares performance falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .30% of the average net assets. The total fee on an annual basis can range from .35% to .95% of average daily net assets.

The Fund's Class A shares investment performance during any twelve month period is measured by the percentage difference between (i) the opening net asset value of one Class A share of the Fund and (ii) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such Class A share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend.

Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation) and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by KFS. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of .35%.

Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Fund's Class A shares' performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the Fund's Class A shares' performance is less favorable than that of the Index, although the Fund's Class A shares' performance over a longer period of time might be better than that of the Index.

                                                                       EXHIBIT C

                                    FORM OF
                UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT

AGREEMENT made this      day of                , 199 , between KEMPER
                        , a Massachusetts business trust (the "Fund"), and KEMPER DISTRIBUTORS, INC., a Delaware corporation ("KDI").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints KDI to act as agent for the distribution of shares of beneficial interest (hereinafter called "shares") of the Fund in jurisdictions wherein shares of the Fund may legally be offered for sale; provided, however, that the Fund in its absolute discretion may (a) issue or sell shares directly to holders of shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; or (b) issue or sell shares at net asset value to the shareholders of any other investment company, for which KDI shall act as exclusive distributor, who wish to exchange all or a portion of their investment in shares of such other investment company for shares of the Fund. KDI shall appoint various financial service firms ("Firms") to provide distribution services to investors. The Firms shall provide such office space and equipment, telephone facilities, personnel, literature distribution, advertising and promotion as is necessary or beneficial for providing information and distribution services to existing and potential clients of the Firms. KDI may also provide some of the above services for the Fund.

KDI accepts such appointment as distributor and principal underwriter and agrees to render such services and to assume the obligations herein set forth for the compensation herein provided. KDI shall for all purposes herein provided be deemed to be an independent contractor and, unless expressly provided herein or otherwise authorized, shall have no authority to act for or represent the Fund in any way. KDI, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of KDI to the Fund under this Agreement are not to be deemed exclusive, and KDI shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

In carrying out its duties and responsibilities hereunder, KDI will, pursuant to separate written contracts, appoint various Firms to provide advertising, promotion and other distribution services contemplated hereunder directly to or for the benefit of existing and potential shareholders who may be clients of such Firms. Such Firms shall at all times be deemed to be independent contractors retained by KDI and not the Fund.

KDI shall use its best efforts with reasonable promptness to sell such part of the authorized shares of the Fund remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable federal and state laws and regulations and to the Agreement and Declaration of Trust of the Fund.

2. KDI shall sell shares of the Fund to or through qualified Firms in such manner, not inconsistent with the provisions hereof and the then effective registration statement (and related prospectus) of the Fund under the Securities Act, as KDI may determine from time to time, provided that no Firm or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund. In addition to sales made by it as agent of the Fund, KDI may, in its discretion, also sell shares of the Fund as principal to persons with whom it does not have selling group agreements.

Shares of any class of any series of the Fund offered for sale or sold by KDI shall be so offered or sold at a price per share determined in accordance with the then current prospectus. The price the Fund shall receive for all shares purchased from it shall be the net asset value used in determining the public offering price applicable to the sale of such shares. Any excess of the sales price over the net asset value of the shares of the Fund sold by KDI as agent shall be retained by KDI as a commission for its services hereunder. KDI may compensate Firms for sales of shares at the commission levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI shall determine from time to time. KDI shall be entitled to receive and retain any applicable contingent deferred sales charge as described in the Fund's prospectus. KDI shall also receive any distribution services fee payable by the Fund as provided in Section 8 hereof.

KDI will require each Firm to conform to the provisions hereof and the Registration Statement (and related prospectus) at the time in effect under the Securities Act with respect to the public offering price or net asset value, as applicable, of the Fund's shares, and neither KDI nor any such Firms shall withhold the placing of purchase orders so as to make a profit thereby.

3. The Fund will use its best efforts to keep effectively registered under the Securities Act for sale as herein contemplated such shares as KDI shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered. Notwithstanding any other provision hereof, the Fund may terminate, suspend or withdraw the offering of shares whenever, in its sole discretion, it deems such action to be desirable.

4. The Fund will execute any and all documents and furnish any and all information that may be reasonably necessary in connection with the qualification of its shares for sale (including the qualification of the Fund as a dealer where necessary or advisable) in such states as KDI may reasonably request (it being understood that the Fund shall not be required without its consent to comply with any requirement which in its opinion is unduly burdensome). The Fund will furnish to KDI from time to time such information with respect to the Fund and its shares as KDI may reasonably request for use in connection with the sale of shares of the Fund.

5. KDI shall issue and deliver or shall arrange for various Firms to issue and deliver on behalf of the Fund such confirmations of sales made by it pursuant to this agreement as may be required. At or prior to the time of issuance of shares, KDI will pay or cause to be paid to the Fund the amount due the Fund for the sale of such shares. Certificates shall be issued or shares registered on the transfer books of the Fund in such names and denominations as KDI may specify.


6. KDI shall order shares of the Fund from the Fund only to the extent that it shall have received purchase orders therefor. KDI will not make, or authorize Firms or others to make (a) any short sales of shares of the Fund; or (b) any sales of such shares to any trustee or officer of the Fund or to any officer or director of KDI or of any corporation or association furnishing investment advisory, managerial or supervisory services to the Fund, or to any corporation or association, unless such sales are made in accordance with the then current prospectus relating to the sale of such shares. KDI, as agent of and for the account of the Fund, may repurchase the shares of the Fund at such prices and upon such terms and conditions as shall be specified in the current prospectus of the Fund. In selling or reacquiring shares of the Fund for the account of the Fund, KDI will in all respects conform to the requirements of all state and federal laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc., relating to such sale or reacquisition, as the case may be, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by KDI or any employee, representative or agent of KDI. KDI will observe and be bound by all the provisions of the Agreement and Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, notice of which shall have been given to KDI) which at the time in any way require, limit, restrict, prohibit or otherwise regulate any action on the part of KDI hereunder.


7. The Fund shall assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by KDI under this Agreement. The Fund will pay or cause to be paid expenses (including the fees and disbursements of its own counsel) of any registration of the Fund and its shares under the United States securities laws and expenses incident to the issuance of shares of beneficial interest, such as the cost of share certificates, issue taxes, and fees of the transfer agent. KDI will pay all expenses (other than expenses which one or more Firms may bear pursuant to any agreement with KDI) incident to the sale and distribution of the shares issued or sold hereunder, including, without limiting the generality of the foregoing, all (a) expenses of printing and distributing any prospectus and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with the offering of the shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, typesetting, printing and distribution of any registration statement or prospectus, report or other communication to shareholders in their capacity as such), (b) expenses of advertising in connection with such offering and (c) expenses (other than the Fund's auditing expenses) of qualifying or continuing the qualification of the shares for sale and, in connection therewith, of qualifying or continuing the qualification of the Fund as a dealer or broker under the laws of such states as may be designated by KDI under the conditions herein specified. No transfer taxes, if any, which may be payable in connection with the issue or delivery of shares sold as herein contemplated or of the certificates for such shares shall be borne by the Fund, and KDI will indemnify and hold harmless the Fund against liability for all such transfer taxes.

8. For the services and facilities described herein in connection with Class B shares and Class C shares of each series of the Fund, the Fund will pay to KDI at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class B shares and Class C shares of each such series. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The foregoing fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI under Section 2 hereof.

The net asset value shall be calculated in accordance with the provisions of the Fund's current prospectus. On each day when net asset value is not calculated, the net asset value of a share of any class of any series of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last previous day on which such calculation was made. The distribution services fee for any class of a series of the Fund shall be based upon average daily net assets of the series attributable to the class and such fee shall be charged only to such class.

9. KDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis in connection with the Fund's distribution plan for Class B shares and Class C shares showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board of Trustees.

10. To the extent applicable, this Agreement constitutes the plan for the Class B shares and Class C shares of each series of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940; and this Agreement and plan shall be approved and renewed in accordance with Rule 12b-1 for such Class B shares and Class C shares separately.

This Agreement shall become effective on the date hereof and shall continue
until                 , 199 ; and shall continue from year to year thereafter
only so long as such continuance is approved in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by KDI on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any class of any series of the Fund by a vote of (i) a majority of the Board of Trustees, (ii) a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, or

(iii) a majority of the outstanding voting securities of the class. Without prejudice to any other remedies of the Fund, the Fund may terminate this Agreement at any time immediately upon KDI's failure to fulfill any of its obligations hereunder.

This Agreement may not be amended to increase the amount to be paid to KDI by the Fund for services hereunder with respect to a class of any series of the Fund without the vote of a majority of the outstanding voting securities of such class. All material amendments to this Agreement must in any event be approved by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, cast in person at a meeting called for such purpose.

The terms "assignment", "interested" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of KDI to receive payments on any unpaid balance of the compensation described in Section 8 earned prior to such termination.

11. KDI will not use or distribute, or authorize the use, distribution or dissemination by Firms or others in connection with the sale of Fund shares any statements other than those contained in the Fund's current prospectus, except such supplemental literature or advertising as shall be lawful under federal and state securities laws and regulations. KDI will furnish the Fund with copies of all such material.

12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust, and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by KDI for recovery of any liability of the Fund arising hereunder allocated to a particular series or class, whether in accordance with the express terms hereof or otherwise, KDI shall have recourse solely against the assets of that series or class to satisfy such claim and shall have no recourse against the assets of any other series or class for such purpose.

15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of The Commonwealth of Massachusetts) the laws of the State of Illinois.

16. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and KDI have caused this Agreement to be executed as of the day and year first above written.

                                           [FUND]

                                           By:

                                           Title:

ATTEST:

Title:

                                           KEMPER DISTRIBUTORS, INC.

                                           By:

                                      Title:

ATTEST:

Title:

                                                                       EXHIBIT D

                           FUNDS AND MANAGEMENT FEES

                                                  TOTAL NET ASSETS*   MANAGEMENT
                       FUND                           (MILLIONS)         FEE**
- --------------------------------------------------------------------  -----------


Kemper Technology Fund............................       $  786              A
Kemper Total Return Fund..........................        2,842              A
Kemper Growth Fund................................        2,269              A
Kemper Small Capitalization Equity Fund...........          655              F
Kemper Income and Capital Preservation Fund.......          548              B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund...................        3,634              C
  2. Kemper Intermediate Municipal Bond Fund......           13              B
Kemper Diversified Income Fund....................          768              A
Kemper High Yield Fund............................        3,517              A
Kemper U.S. Government Securities Fund............        4,889              C
Kemper International Fund.........................          369              D
Kemper International Bond Fund....................            7              D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income Fund.......        1,139              B
  2. Kemper New York Tax-Free Income Fund.........          329              B
  3. Kemper Florida Tax-Free Income Fund..........          123              B
  4. Kemper Texas Tax-Free Income Fund............           16              B
  5. Kemper Ohio Tax-Free Income Fund.............           31              B
  6. Kemper Michigan Tax-Free Income Fund.........            2              B
  7. Kemper New Jersey Tax-Free Income Fund.......            4              B
  8. Kemper Pennsylvania Tax-Free Income Fund.....            2              B
Kemper Portfolios
  1. Kemper Cash Reserves Fund....................          214              E
  2. Kemper U.S. Mortgage Fund....................        3,652              B
  3. Kemper Short-Intermediate Government Fund....          250              B
Kemper Adjustable Rate U.S. Government Fund.......          150              B
Kemper Blue Chip Fund.............................          155              A
Kemper Global Income Fund.........................          172              D
Kemper Money Market Fund..........................                           G
  1. Money Market Portfolio.......................        3,998
  2. Government Securities Portfolio..............          586
  3. Tax-Exempt Portfolio.........................          738
Cash Equivalent Fund
  1. Money Market Portfolio.......................        3,451              H
  2. Government Securities Portfolio..............        1,687              H
Cash Equivalent Fund
  1. Tax-Exempt Portfolio.........................        1,020              H
Tax-Exempt California Money Market Fund...........           94              H
Cash Account Trust................................                           H
  1. Money Market Portfolio.......................          397
  2. Government Securities Portfolio..............          150
  3. Tax-Exempt Portfolio.........................           70
Investors Cash Trust***
  1. Government Securities Portfolio..............          197          0.15%
  2. Treasury Portfolio...........................           67          0.15%

                                                  TOTAL NET ASSETS*   MANAGEMENT
                       FUND                           (MILLIONS)         FEE**
- --------------------------------------------------------------------  -----------
Tax-Exempt New York Money Market Fund.............           15              H
Kemper High Income Trust..........................          200          0.85%
Kemper Intermediate Government Trust..............          278          0.80%
Kemper Municipal Income Trust.....................          672          0.55%
Kemper Multi-Market Income Trust..................          215          0.85%
Kemper Strategic Municipal Income Trust...........          126          0.60%
The Growth Fund of Spain, Inc. ...................          221          1.00%
Kemper Strategic Income Fund......................           45          0.85%
Kemper Investors Fund
  1. Money Market Portfolio.......................           65          0.50%
  2. Total Return Portfolio.......................          626          0.55%
  3. High Yield Portfolio.........................          265          0.60%
  4. Equity Portfolio.............................          336          0.60%
  5. Government Securities Portfolio..............           96          0.55%
  6. International Portfolio......................          125          0.75%
  7. Small Capitalization Equity Portfolio........           18          0.65%
Kemper Target Equity Fund
  1. Kemper Retirement Fund Series I..............          105          0.50%
  2. Kemper Retirement Fund Series II ............          172          0.50%
  3. Kemper Retirement Fund Series III ...........          123          0.50%
  4. Kemper Retirement Fund Series IV ............          151          0.50%
  5. Kemper Retirement Fund Series V..............          134          0.50%
  6. Kemper Retirement Fund Series VI.............            3          0.50%
  7. Kemper Worldwide 2004 Fund...................           30          0.60%
Sterling Funds
  1. Equity Fund..................................            0              I
  2. Total Return Fund............................            0              I
  3. U.S. Government Securities Fund..............            0              J
  4. Municipal Bond Fund..........................            0              J
  5. Government Money Market Fund.................            0              K


- ---------------
  * Total Net Assets, in millions, as of May 31, 1995.

 ** Scheduled annual management fees payable to KFS as a percentage of average daily net assets.


*** KFS has agreed to temporarily absorb or pay operating expenses of the Investors Cash Trust portfolios to the extent, if any, that such expenses exceed 0.80% of average daily net assets of such portfolios.


(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.

(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. KFS is currently waiving its management fee for Kemper Intermediate Municipal Bond Fund, Kemper

     Michigan Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund and Kemper Pennsylvania Tax-Free Income Fund.

(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.

(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.

(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index which may result in a total fee ranging from .35 of 1% to .95 of 1%.

(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on the identified series in the aggregate).


(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (on the identified series in the aggregate). KFS has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (0.90%) and Tax-Exempt Portfolio (0.80%). In addition, from time to time, KFS may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. KFS has also agreed to temporarily absorb or pay operating expenses of Tax-Exempt New York Money Market Fund to the extent, if any, that such expenses exceed 0.80% of average net assets of the Fund.


(I) .80% of the first $250 million; .79% of the next $750 million; .77% of the next $1.5 billion; .75% thereafter.

(J) .65% of the first $250 million; .64% of the next $750 million; .62% of the next $1.5 billion; .60% thereafter.

(K) .50% of the first $250 million; .49% of the next $750 million; .47% of the next $1.5 billion; .45% thereafter.

                                                                       EXHIBIT E

                               FEES AND EXPENSES

                                                               KTEC         KTRF         KGF        KSCF        KICPF
                                                            ----------   ----------   ---------   ---------   ---------
Fiscal Year End...........................................    10/31/94     10/31/94     9/30/94     9/30/94    10/31/94
Management Fees Paid to KFS...............................  $3,296,000   10,997,000   9,634,000   3,746,000   2,734,000
Effective Management Fee Rate.............................        .54%          .53         .52         .71         .50
Custodian, Transfer Agent Fees Paid by Fund to IFTC.......  $  643,000    5,775,000   5,388,000   1,595,000     860,000
Shareholder Service Fees Paid by IFTC to KSVC.............  $  613,000    5,646,000   5,284,000   1,561,000     840,000
Administrative Service Fees Paid by Fund to KFS...........  $  874,000    4,848,000   4,182,000   1,190,000     821,000
Maximum Administrative Service Fee Rate Payable Based on
 Assets Acquired Prior to 10/1/93.........................        .25%          .25         .25         .25         .15
Maximum Administrative Service Fee Rate Payable Based on
 Assets Acquired On or After 10/1/93......................        .25%          .25         .25         .25         .25
Effective Administrative Service Fee Rate.................        .14%          .23         .23         .23         .15
Commissions Retained by KFS...............................  $   43,000      523,000     489,000     182,000     261,000
Commissions Allowed to Affiliates of KFS..................  $   38,000      693,000     591,000     243,000     179,000
Brokerage Commissions Paid by Fund........................  $1,644,000    7,705,000   7,110,000   2,782,000   1,168,000
Percent of Brokerage Commissions Paid by Fund Allocated on
 Basis of Research/Sales..................................         85%           81          98          86           0

                                                              KDIF         KHYF         KGSF         KIF        KARGF
                                                            ---------   ----------   ----------   ---------   ---------
Fiscal Year End...........................................   10/31/94      9/30/94     10/31/94    10/31/94     8/31/94
Management Fees Paid to KFS...............................  3,226,000   13,201,000   22,103,000   2,666,000   1,022,000(a)
Effective Management Fee Rate.............................        .62          .52          .38         .75         .45(a)
Custodian, Transfer Agent Fees Paid by Fund to IFTC.......  1,098,000    3,057,000    6,384,000   1,135,000     429,000
Shareholder Service Fees Paid by IFTC to KSVC.............  1,062,000    2,916,000    5,831,000   1,146,000     424,000
Administrative Service Fees Paid by Fund to KFS...........    979,000    4,164,000    8,762,000     739,000     379,000
Maximum Administrative Service Fee Rate Payable Based on
 Assets Acquired Prior to 10/1/93.........................        .15          .15          .15         .25         .15
Maximum Administrative Service Fee Rate Payable Based on
 Assets Acquired On or After 10/1/93......................        .25          .25          .25         .25         .25
Effective Administrative Service Fee Rate.................        .19          .17          .15         .21         .17
Commissions Retained by KFS...............................    115,000      665,000      820,000     213,000      64,000
Commissions Allowed to Affiliates of KFS..................    125,000      679,000      693,000     386,000     218,000
Brokerage Commissions Paid by Fund........................  2,938,000   20,105,000    1,071,000   2,655,000           0
Percent of Brokerage Commissions Paid by Fund Allocated on
 Basis of Research/Sales..................................          1            0            4          98           0

                                                              KBCF        KGIF
                                                            ---------   --------
Fiscal Year End...........................................   10/31/94   12/31/94
Management Fees Paid to KFS...............................  1,072,000    864,000
Effective Management Fee Rate.............................        .63        .75
Custodian, Transfer Agent Fees Paid by Fund to IFTC.......    632,000    263,000
Shareholder Service Fees Paid by IFTC to KSVC.............    625,000    261,000
Administrative Service Fees Paid by Fund to KFS...........    409,000    199,000
Maximum Administrative Service Fee Rate Payable Based on
 Assets Acquired Prior to 10/1/93.........................        .25        .15
Maximum Administrative Service Fee Rate Payable Based on
 Assets Acquired On or After 10/1/93......................        .25        .25
Effective Administrative Service Fee Rate.................        .24        .17
Commissions Retained by KFS...............................     64,000     15,000
Commissions Allowed to Affiliates of KFS..................     68,000     37,000
Brokerage Commissions Paid by Fund........................    565,000          0
Percent of Brokerage Commissions Paid by Fund Allocated on
 Basis of Research/Sales..................................         98          0

- ---------------

(a) KFS waived its management fee and absorbed certain operating expenses for KARGF through December 31, 1992. Thereafter, the management fee and operating expenses were gradually instituted. If the fee waiver had not been in effect, KFS would have received an additional $139,000 from KARGF for the fiscal year ended 8/31/95.

                                                                       EXHIBIT E

                    KNTIS(A)                             KSTIS(D)                                             KP
                   -----------    -------------------------------------------------------    ------------------------------------
                      KMBF          KCATF        KNYTF       KFLTF      KTXTF      KOHTF       KCRF         KUSMF         KSIGF
                   -----------    ---------    ---------    -------    -------    -------    ---------    ----------    ---------
Fiscal Year
  End............      9/30/94      8/31/94      8/31/94    8/31/94    8/31/94    8/31/94      7/31/94       7/31/94      7/31/94
Management Fees
  Paid to KFS....  $15,291,000    6,827,000    1,959,000    712,000      2,000(b)       0(c) 1,464,000    28,093,000    1,617,000
Effective
  Management Fee
  Rate...........          .39%         .54          .55        .55        .01(b)       0(c)       .53           .56          .57
Custodian,
  Transfer Agent
  Fees Paid by
  Fund to IFTC...  $ 1,975,000      481,000      176,000     46,000      3,000      3,000      932,000     7,620,000      720,000
Shareholder
  Service Fees
  Paid by IFTC to
  KSVC...........  $ 1,888,000      503,000      186,000     64,000      9,000     13,000      913,000     7,344,000      714,000
Administrative
  Service Fees
  Paid by Fund to
  KFS............  $ 4,340,000    1,266,000      365,000    133,000     15,000          0(c)   688,000    11,664,000      689,000
Maximum
  Administrative
  Service Fee
  Rate Payable
  Based on Assets
  Acquired Prior
  to 10/1/93.....          .10%         .10          .10        .10        .10        .10          .25           .25          .25
Maximum
  Administrative
  Service Fee
  Rate Payable
  Based on Assets
  Acquired On or
  After
  10/1/93........          .25%         .25          .25        .25        .25        .25          .25           .25          .25
Effective
  Administrative
  Service Fee
  Rate...........          .11%         .10          .10        .10        .11          0(c)                     .23          .24
Commissions
  Retained by
  KFS............  $   638,000      166,000       74,000     32,000     11,000     14,000            0         6,000        1,000
Commissions
  Allowed to
  Affiliates of
  KFS............  $ 2,519,000      534,000       52,000     22,000     12,000     98,000            0             0        1,000
Brokerage
  Commissions
  Paid by Fund...  $ 4,657,000            0      534,000    320,000     27,000     68,000            0       835,000       15,000
Percent of
  Brokerage
  Commissions
  Paid by Fund
  Allocated on
  Basis of
Research/Sales...            2%           0            1          1          1          6            0             9            0

- ---------------
(a) Commencing November 1, 1994, Kemper Intermediate Municipal Bond Fund began offering shares. The Fund's first fiscal year end will be September 30, 1995.

(b) KFS waived its management fee and absorbed certain operating expenses for KTXTF through December 31, 1992. Thereafter, the operating expenses were gradually reinstated and the management fee was instituted in 1994. If the fee waiver had not been in effect, KFS would have received an additional $77,000 from KTXTF for the fiscal year ended 8/31/94.

(c) KFS waived its management fee and absorbed certain operating expenses for KOHTF through June 30, 1994. Thereafter, the management fee and other operating expenses are being gradually reinstated. If the fee waiver had not been in effect, KFS would have received an additional $107,000 from KOHTF for the fiscal year ended 8/31/94.


(d) Commencing March 15, 1995, KMITF, KNJIF and KPATF began offering shares. The Funds first fiscal year end will be August 31, 1995.

                THANK YOU FOR MAILING YOUR PROXY CARD PROMPTLY!

                 We appreciate your continuing support and look
                forward to serving your future investment needs.

KEMPER MUTUAL FUNDS

KEMPER INTERNATIONAL AND GLOBAL FUNDS
   Kemper Global Income Fund
   Kemper International Fund

KEMPER CAPITAL GROWTH FUNDS
   Kemper Growth Fund
   Kemper Small Capitalization Equity Fund
   Kemper Technology Fund

KEMPER CAPITAL GROWTH AND INCOME FUNDS
   Kemper Blue Chip Fund
   Kemper Total Return Fund

KEMPER TAX-FREE INCOME FUNDS
   Kemper Intermediate Municipal Bond Fund
   Kemper Municipal Bond Fund
   Kemper State Tax-Free Income Series --
      Kemper California Tax-Free Income Fund
      Kemper Florida Tax-Free Income Fund
      Kemper Michigan Tax-Free Income Fund
      Kemper New Jersey Tax-Free Income Fund
      Kemper New York Tax-Free Income Fund
      Kemper Ohio Tax-Free Income Fund
      Kemper Pennsylvania Tax-Free Income Fund
      Kemper Texas Tax-Free Income Fund

KEMPER INCOME FUNDS
   Kemper Adjustable Rate U.S. Government Fund
   Kemper Diversified Income Fund
   Kemper High Yield Fund
   Kemper Income and Capital Preservation Fund
   Kemper Short-Intermediate Government Fund
   Kemper U.S. Government Securities Fund
   Kemper U.S. Mortgage Fund

KEMPER PORTFOLIOS
   Kemper Cash Reserves Fund
   Kemper Short-Intermediate Government Fund
   Kemper U.S. Mortgage Fund


[RECYCLE LOGO]  Printed on recycled paper                                 K795-A

                                                                            For              Withhold        For All
1.   To elect the following as trustees:                                    All                All           Except
                                                                            / /                / /             / /

     01) David W. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway, 04) Robert B. Hoffman, 05) Donald R. Jones,
     06) David B. Mathis, 07) Shirley D. Peterson, 08) Stephen B. Timbers, 09) William P. Sommers


     ---------------------------------------------------------------------------------------------------------
     To withhold authority to vote on any individual nominee(s), please print the number(s) on the line above.


2.   Ratify or reject the selection of                                      For              Against         Abstain
                                                                            / /                / /             / /
     Ernst & Young LLP as the Fund's independent auditors for
     the current fiscal year.

3.   Approve or disapprove a new investment management agreement            / /                / /             / /
     with Kemper Financial Services, Inc. or its successor on
     the same terms as the current agreement.

4.   [For Class B and Class C shareholders only,] Approve or                / /                / /             / /
     disapprove a new Rule 12b-1  distribution plan with Kemper or its successor on the same terms as the plan.


     Signature(s) (All registered owners of accounts shown to the left must sign.  If signing for a corporation,  estate or trust, please indicate your capacity or title.)

X
- ----------------------------------------------------------------------------------------
Signature                                                                Date

X
- ----------------------------------------------------------------------------------------
Signature                                                                Date


PLEASE VOTE YOUR PROXY CARD TODAY!


                            PLEASE VOTE PROMPTLY!


Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with Kemper.
These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Stephen B. Timbers and Donald L. Dunaway, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 19, 1995, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.

The proxy is solicited by the Board of the Fund which recommends a vote "FOR" all matters.